UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05488
                                                     ---------------------

                       Nuveen Municipal Income Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT
October 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                            NUVEEN MUNICIPAL
                                            VALUE FUND, INC.
                                            NUV

                                            NUVEEN MUNICIPAL
                                            INCOME FUND, INC.
                                            NMI

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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                                       OR

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Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Chairman's
LETTER TO SHAREHOLDERS

Timothy R. Schwertfeger



Chairman of the Board

Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

Portfolio Managers' COMMENTS


Nuveen Investments Municipal Closed-End Funds

NUV, NMI

Portfolio managers Tom Spalding and John Miller discuss U.S. economic and municipal market conditions, key investment strategies, and the annual performance of NUV and NMI. A 31-year veteran of Nuveen, Tom has managed NUV since its inception in 1987. John, who has 14 years of municipal market experience, including 11 years with Nuveen, assumed portfolio management responsibility for NMI in 2001.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2007?

Between November 1, 2006, and October 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped 14 basis points to end the reporting period at 4.47%. In the municipal bond market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal bond interest rates, fell to 4.67% at the end of October 2007, a decline of 11 basis points from the end of October 2006. These numbers, however, do not give a true indication of the events of the summer of 2007, when developments in the credit markets led to increased volatility, tightening liquidity, and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes. The inability to properly value collateralized debt products with exposure to subprime mortgages drove down bond prices and forced some owners of this type of debt to sell holdings into a very weak market. (Neither of these Funds had exposure to the collateralized debt products that were at the center of this liquidity crisis.)

After fourteen months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points--from 5.25% to 4.75%--in September 2007 and another 25 basis points--to 4.50%--in October 2007. A corresponding decline in short-term municipal bond interest rates, coupled with a jump in longer-term municipal interest rates, produced a steepening of the yield curve late in the reporting period. For the annual period, bonds with longer maturities generally underperformed shorter maturity bonds. In addition, as the markets repriced risk, higher quality bonds generally outperformed lower quality credits.



Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded at below-trend levels of 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007 before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers are annualized). In the third quarter of 2007, increases in consumer spending, business investment, and exports helped GDP growth climb to 4.9%, overcoming a 20% decline in residential investment. Driven largely by higher energy and food prices, the Consumer Price Index (CPI) registered a 3.5% year-over-year gain as of October 2007. The labor market continued to be tight, with a national unemployment rate of 4.7% in October 2007, up from 4.4% in October 2006. October 2007 marked the 50th consecutive month of employment growth, the longest such stretch in U.S. history.

Over the twelve months ended October 2007, municipal bond issuance nationwide totaled $487.9 billion, an increase of 27% from the previous twelve months. One factor in this increased volume was an increase in advance refundings1 driven by attractive borrowing rates for issuers during the early part of this period. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers and overseas investors.

WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THIS REPORTING
PERIOD?

With the substantial increase in municipal issuance nationwide during this reporting period, our investment strategies continued to focus on finding opportunities in undervalued sectors and individual securities with the potential to add value to the Funds and keep our portfolios well diversified. The majority of our purchases were bonds at the longer end of the yield curve (i.e., bonds with at least 20 years to maturity). These purchases helped to offset the shortening of the Funds' portfolio durations due to bond calls and the natural tendency of bond durations to shorten as time passes. In addition, as the yield curve steepened, bonds at this end of the curve generally provided incremental yield to support the Funds' dividends.

Given the market events of the past twelve months, the Funds generally placed greater priority on higher quality bonds through most of this period. However, during the latter part of this period, we also took advantage of opportunities to add lower-quality credits. Since we viewed the recent widening of credit spreads as a function of liquidity constraints and supply/demand factors rather than credit risk, both Funds believed this situation represented opportunities. Consequently, for example, we participated in the $5.5 billion Ohio Buckeye Tobacco Settlement Financing Authority offering, the largest tobacco settlement financing deal ever issued. In addition, a number of health care


1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

credits came to market at very attractive prices and NMI added bonds issued by hospitals in Minnesota and Tennessee to its portfolio. NMI also purchased a Florida land-secured bond issued to finance real estate infrastructure development which we believed has the potential to perform well over the long term.

To generate cash for purchases, NUV selectively sold a few pre-refunded holdings. Overall, however, selling was limited in both Funds, and the majority of our new purchases were funded with proceeds from called or matured bonds and sinking fund payments. Reinvesting these proceeds out longer on the yield curve helped to maintain the Funds' durations within our preferred strategic range and improve the Funds' overall call protection profile.

In the municipal bond interest rate environment over the twelve-month period, we also continued to emphasize a disciplined approach to duration2 management and yield curve positioning. As part of our duration management strategy, we used inverse floating rate securities,3 a type of derivative financial instrument, in both NUV and NMI. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing their income-generation capabilities.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07

                                             1-Year       5-Year       10-Year
NUV                                          2.22%        5.59%        5.38%
NMI                                          2.23%        5.39%        4.62%

Lehman Brothers
Municipal Bond Index4                        2.91%        4.46%        5.29%

Lipper General and
Insured Unleveraged
Municipal Debt
Funds Average5                               2.05%        5.01%        4.83%



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper General and Insured Unleveraged Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 8 funds; 5 years, 7 funds; and 10 years, 7 funds. Fund and Lipper returns assume reinvestment of dividends.

For the twelve months ended October 31, 2007, the total returns on NAV for both NUV and NMI trailed the return on the Lehman Brothers Municipal Bond Index. Both Funds outperformed the average return for their Lipper peer group for this period.

The key factors influencing the Funds' returns included sector allocations, advance refundings, yield curve and duration positioning, the use of derivatives and credit exposure.

Sectors of the market that performed well during this twelve-month period included transportation, special tax-backed issues and water and sewer. We also continued to see positive contributions from advance refunding activity, which benefited these Funds through price appreciation and enhanced credit quality. Both NUV and NMI saw pre-refundings of holdings issued by Golden State Tobacco Securitization Corporation and by Chicago Charter School Foundation, and NMI also benefited from the advance refunding of credits issued by West Penn Allegheny Health System and Joliet (Illinois) Regional Airport. In addition, two of the better performing holdings in NMI's portfolio were utility credits in Florida and Ohio: The Martin County IDA for Indiantown Cogeneration LP in Florida and the Ohio Water Development Authority for Bay Shore Power in Ohio.

Bonds in the Lehman Brothers Municipal Bond Index with maturities between one and eight years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. In general, the greater a Fund's exposure to the outperforming shorter part of the curve, the greater the positive impact on the Fund's return for this period. Because they effectively increased duration during a period when shorter durations were in favor in the market, the inverse floaters in place in both NUV and NMI had a negative impact on the return performance of these Funds for the period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments will be positive contributors to the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor over this period. As the markets repriced risk, lower credit quality bonds generally underperformed the municipal market as a whole for the first time in several years. As of October 31, 2007, allocations of bonds rated BBB and non-rated bonds accounted for approximately 11% of NUV's portfolio and 37% of NMI, with both Funds also allocating an additional 7% to bonds rated BB or lower (below investment-grade quality). In general, this lower-rated credit exposure had a negative influence on Funds' performances for this period. At the same time, the Funds' weightings in bonds rated AAA and AA were generally positive for performance during this twelve-month period.

Overall, any bonds that carried greater credit risk, regardless of sector, tended to perform poorly. Revenue bonds in general, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market for this period. Bonds backed by the 1998 master tobacco settlement agreement also performed poorly during this period, due to the overall lower credit quality of the tobacco sector as well as the ample supply of these bonds in the marketplace. As of October 31, 2007, tobacco bonds comprised approximately 6% of NUV's portfolio and 2% of NMI. In addition, the Florida land-secured bond recently purchased in NMI--as well as the land-secured sector as a whole--was adversely affected by the turmoil in the housing market. We believe that this situation is cyclical, and we will continue to monitor this holding as we believe in its potential for value over the long term.

Dividend and Share Price
                 INFORMATION



The dividends of both NUV and NMI remained stable throughout the twelve-month reporting period ended October 31, 2007.

Due to normal portfolio activity, shareholders of these two Funds received capital gains and/or net ordinary income distributions at the end of December 2006 as follows:

                                   Short-Term Capital Gains
         Long-Term Capital Gains     and/or Ordinary Income
                     (per share)                (per share)

NUV                      $0.0273                    $0.0007
NMI                           --                    $0.0078

Both NUV and NMI seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, NUV and NMI had positive UNII balances for both financial statement and tax purposes.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:


                             10/31/07              Twelve-Month
                             Discount          Average Discount

NUV                            -6.23%                    -1.96%
NMI                            -2.60%                    -2.40%

NUV
Performance
OVERVIEW

Nuveen Municipal
Value Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed        63%
AA                         13%
A                           6%
BBB                        10%
BB or Lower                 7%
N/R                         1%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Nov                            0.039
Dec                            0.039
Jan                            0.039
Feb                            0.039
Mar                            0.039
Apr                            0.039
May                            0.039
Jun                            0.039
Jul                            0.039
Aug                            0.039
Sep                            0.039
Oct                            0.039

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      10.18
                              10.19
                              10.22
                              10.2
                              10.25
                              10.23
                              10.198
                              10.25
                              10.2
                              10.26
                              10.25
                              10.25
                              10.23
                              10.23
                              10.23
                              10.35
                              10.34
                              10.36
                              10.38
                              10.41
                              10.42
                              10.5
                              10.47
                              10.45
                              10.45
                              10.46
                              10.41
                              10.32
                              10.24
                              10.2
                              10.2
                              10.09
                              10.18
                              10.12
                              10.12
                              10.16
                              10.14
                              10.16
                              10.24
                              10.41
                              10.44
                              10.44
                              10.23
                              10.23
                              10.25
                              10.23
                              10.27
                              10.22
                              10.2
                              10.18
                              10.14
                              10.14
                              10.13
                              10.14
                              10.1301
                              10.1
                              10.12
                              10.09
                              10.24
                              10.28
                              10.28
                              10.24
                              10.22
                              10.25
                              10.33
                              10.3
                              10.34
                              10.32
                              10.28
                              10.32
                              10.23
                              10.21
                              10.23
                              10.26
                              10.22
                              10.18
                              10.15
                              10.2
                              10.21
                              10.22
                              10.22
                              10.26
                              10.31
                              10.3
                              10.28
                              10.37
                              10.39
                              10.34
                              10.45
                              10.41
                              10.39
                              10.38
                              10.38
                              10.34
                              10.36
                              10.35
                              10.32
                              10.3
                              10.32
                              10.34
                              10.36
                              10.39
                              10.37
                              10.37
                              10.35
                              10.31
                              10.35
                              10.35
                              10.38
                              10.33
                              10.32
                              10.3
                              10.36
                              10.28
                              10.26
                              10.21
                              10.26
                              10.22
                              10.22
                              10.19
                              10.2
                              10.22
                              10.23
                              10.2
                              10.26
                              10.24
                              10.23
                              10.25
                              10.25
                              10.27
                              10.26
                              10.24
                              10.21
                              10.23
                              10.22
                              10.24
                              10.24
                              10.21
                              10.21
                              10.18
                              10.13
                              10.13
                              10.14
                              10.14
                              10.2
                              10.14
                              10.16
                              10.14
                              10.13
                              10.12
                              9.9
                              9.88
                              9.85
                              9.75
                              9.73
                              9.75
                              9.85
                              9.83
                              9.83
                              9.7407
                              9.79
                              9.67
                              9.65
                              9.63
                              9.7
                              9.7
                              9.79
                              9.79
                              9.94
                              9.91
                              9.8
                              9.84
                              9.94
                              9.91
                              9.84
                              9.76
                              9.68
                              9.75
                              9.7
                              9.65
                              9.71
                              9.73
                              9.75
                              9.78
                              9.77
                              9.63
                              9.7
                              9.74
                              9.75
                              9.8001
                              9.79
                              9.9
                              9.77
                              9.78
                              9.67
                              9.64
                              9.66
                              9.56
                              9.54
                              9.45
                              9.35
                              9.57
                              9.65
                              9.77
                              9.93
                              9.96
                              9.9
                              9.9
                              9.95
                              9.94
                              9.96
                              9.99
                              9.98
                              9.93
                              9.86
                              9.94
                              10.01
                              9.99
                              10
                              9.75
                              9.73
                              9.64
                              9.61
                              9.53
                              9.52
                              9.54
                              9.55
                              9.57
                              9.62
                              9.6325
                              9.63
                              9.63
                              9.61
                              9.66
                              9.64
                              9.65
                              9.65
                              9.59
                              9.57
                              9.6
                              9.59
                              9.59
                              9.61
                              9.55
                              9.64
                              9.66
                              9.63
                              9.7
                              9.7
                              9.47
                              9.23
                              9.22
                              9.38
                              9.38
10/31/07                      9.49


FUND SNAPSHOT
------------------------------------
Share Price                    $9.49
------------------------------------
Net Asset Value               $10.12
------------------------------------
Premium/(Discount) to NAV     -6.23%
------------------------------------
Market Yield                   4.93%
------------------------------------
Taxable-Equivalent Yield1      6.85%
------------------------------------
Net Assets ($000)         $1,974,535
------------------------------------
Average Effective Maturity
on Securities (Years)          16.54
------------------------------------
Modified Duration               6.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/17/87)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.90%         2.22%
------------------------------------
5-Year          6.00%         5.59%
------------------------------------
10-Year         5.79%         5.38%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       11.5%
------------------------------------
New York                       11.0%
------------------------------------
California                     10.0%
------------------------------------
Texas                           6.1%
------------------------------------
New Jersey                      5.6%
------------------------------------
Michigan                        4.4%
------------------------------------
Indiana                         3.9%
------------------------------------
Massachusetts                   3.7%
------------------------------------
Florida                         3.5%
------------------------------------
Colorado                        3.4%
------------------------------------
Washington                      3.1%
------------------------------------
Missouri                        2.9%
------------------------------------
South Carolina                  2.7%
------------------------------------
Wisconsin                       2.6%
------------------------------------
Nevada                          2.5%
------------------------------------
District of Columbia            2.4%
------------------------------------
Pennsylvania                    2.0%
------------------------------------
Other                          18.7%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed               27.7%
------------------------------------
Health Care                   15.0%
------------------------------------
Tax Obligation/Limited        14.9%
------------------------------------
Transportation                11.5%
------------------------------------
Tax Obligation/General         8.4%
------------------------------------
Utilities                      7.4%
------------------------------------
Consumer Staples               5.8%
------------------------------------
Other                          9.3%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.028 per share.

NMI
Performance
OVERVIEW

Nuveen Municipal
Income Fund, Inc.

as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S.  Guaranteed       37%
AA                          5%
A                          14%
BBB                        26%
BB or Lower                 7%
N/R                        11%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share2
Nov                           0.042
Dec                           0.042
Jan                           0.042
Feb                           0.042
Mar                           0.042
Apr                           0.042
May                           0.042
Jun                           0.042
Jul                           0.042
Aug                           0.042
Sep                           0.042
Oct                           0.042

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06                      10.46
                              10.4
                              10.42
                              10.35
                              10.38
                              10.39
                              10.45
                              10.48
                              10.46
                              10.49
                              10.48
                              10.4401
                              10.47
                              10.48
                              10.51
                              10.52
                              10.49
                              10.54
                              10.5
                              10.61
                              10.62
                              10.55
                              10.74
                              10.59
                              10.76
                              11.13
                              10.8
                              11.02
                              11.09
                              11.05
                              11.05
                              10.9
                              10.77
                              10.68
                              10.75
                              10.72
                              10.73
                              10.73
                              10.72
                              10.66
                              10.62
                              10.62
                              10.57
                              10.79
                              10.9
                              11.31
                              11.16
                              11.15
                              11.0499
                              10.95
                              10.9
                              10.86
                              11
                              10.98
                              11
                              10.94
                              10.93
                              10.94
                              10.9
                              10.9
                              10.9
                              10.87
                              10.9
                              10.87
                              10.92
                              10.9
                              10.92
                              10.88
                              10.89
                              10.85
                              10.76
                              10.78
                              10.79
                              10.81
                              10.83
                              10.82
                              10.88
                              10.87
                              10.95
                              10.9
                              10.91
                              10.96
                              10.96
                              11.05
                              11.1
                              10.97
                              11
                              10.95
                              11.04
                              11.05
                              11.05
                              10.96
                              10.94
                              10.95
                              10.9
                              10.907
                              10.87
                              10.85
                              10.98
                              10.94
                              11.01
                              10.96
                              10.91
                              10.91
                              10.93
                              10.97
                              10.97
                              10.97
                              10.95
                              11
                              10.88
                              10.86
                              10.85
                              10.84
                              10.86
                              10.84
                              10.83
                              10.83
                              10.81
                              10.82
                              10.93
                              10.85
                              10.94
                              10.87
                              10.86
                              10.99
                              10.96
                              10.99
                              10.98
                              10.96
                              10.94
                              10.94
                              10.91
                              10.91
                              11.1
                              10.94
                              10.88
                              10.86
                              10.94
                              10.91
                              10.91
                              10.65
                              10.7
                              10.65
                              10.64
                              10.55
                              10.38
                              10.49
                              10.5
                              10.48
                              10.41
                              10.45
                              10.45
                              10.33
                              10.32
                              10.25
                              10.31
                              10.33
                              10.3
                              10.33
                              10.34
                              10.33
                              10.32
                              10.3
                              10.45
                              10.45
                              10.47
                              10.47
                              10.6
                              10.68
                              10.66
                              10.57
                              10.63
                              10.69
                              10.6
                              10.52
                              10.42
                              10.28
                              10.22
                              10.2
                              10.18
                              10.16
                              10.48
                              10.4501
                              10.4
                              10.3
                              10.39
                              10.4
                              10.37
                              10.26
                              10.2
                              10.21
                              10.22
                              10.29
                              10.23
                              10.25
                              10.33
                              10.37
                              10.36
                              10.12
                              10.08
                              10.16
                              10.2
                              10.2
                              10.2
                              10.2
                              10.21
                              10.33
                              10.31
                              10.35
                              10.33
                              10.44
                              10.47
                              10.55
                              10.54
                              10.6
                              10.66
                              10.44
                              10.43
                              10.27
                              10.366
                              10.27
                              10.28
                              10.18
                              10.3
                              10.44
                              10.5
                              10.5
                              10.5899
                              10.5201
                              10.68
                              10.68
                              10.66
                              10.64
                              10.54
                              10.5599
                              10.61
                              10.65
                              10.57
                              10.531
                              10.5
                              10.51
                              10.57
                              10.46
                              10.1
                              10.29
                              10.25
                              10.25
                              10.34
                              10.23
                              10.21
                              10.37
                              10.3641
                              10.39
10/31/07                      10.49


FUND SNAPSHOT
------------------------------------
Share Price                   $10.49
------------------------------------
Net Asset Value               $10.77
------------------------------------
Premium/(Discount) to NAV     -2.60%
------------------------------------
Market Yield                   4.80%
------------------------------------
Taxable-Equivalent Yield1      6.67%
------------------------------------
Net Assets ($000)            $87,424
------------------------------------
Average Effective Maturity
on Securities (Years)          15.64
------------------------------------
Modified Duration               5.65
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 4/20/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          4.78%         2.23%
------------------------------------
5-Year          6.51%         5.39%
------------------------------------
10-Year         3.93%         4.62%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     21.0%
------------------------------------
Texas                           9.2%
------------------------------------
Illinois                        6.7%
------------------------------------
Colorado                        6.2%
------------------------------------
New York                        5.8%
------------------------------------
South Carolina                  4.9%
------------------------------------
Missouri                        4.7%
------------------------------------
Tennessee                       4.1%
------------------------------------
Indiana                         3.8%
------------------------------------
Ohio                            3.8%
------------------------------------
Michigan                        3.7%
------------------------------------
Florida                         3.2%
------------------------------------
Virginia                        3.0%
------------------------------------
Other                          19.9%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                   21.2%
------------------------------------
Utilities                     16.0%
------------------------------------
U.S. Guaranteed               13.6%
------------------------------------
Tax Obligation/Limited        12.5%
------------------------------------
Tax Obligation/General        12.2%
------------------------------------
Education and Civic
   Organizations               5.0%
------------------------------------
Materials                      4.8%
------------------------------------
Other                         14.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a net ordinary income distribution in December 2006 of $0.0078 per share.

NUV
NMI     Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 31, 2007, at The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting shareholders were asked to vote on the election of Board Members. Additionally a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a New Investment Management Agreement and to ratify the selection of Ernst and Young LLP as the Funds' independent registered public accounting firm.

                                                                                                            NUV               NMI
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                                                                                           Common             Common
                                                                                                           Shares             Shares
====================================================================================================================================
   For                                                                                                105,197,117          4,394,472
   Against                                                                                              4,135,133            161,217
   Abstain                                                                                              3,312,140            124,673
   Broker Non-Votes                                                                                    30,156,151          1,428,588
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              142,800,541          6,108,950
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Timothy R. Schwertfeger
   For                                                                                                167,569,016          6,930,114
   Withhold                                                                                             2,442,755            178,786
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              170,011,771          7,108,900
====================================================================================================================================
Judith M. Stockdale
   For                                                                                                167,481,102          6,925,887
   Withhold                                                                                             2,530,669            183,013
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              170,011,771          7,108,900
====================================================================================================================================
Carole E. Stone
   For                                                                                                167,422,256          6,921,149
   Withhold                                                                                             2,589,515            187,751
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              170,011,771          7,108,900
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                                                139,097,736          5,985,734
   Against                                                                                              1,412,670             47,152
   Abstain                                                                                              2,290,135             76,064
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                              142,800,541          6,108,950
====================================================================================================================================

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN MUNICIPAL VALUE FUND, INC.
NUVEEN MUNICIPAL INCOME FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. (the "Funds") as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Municipal Value Fund, Inc. and Nuveen Municipal Income Fund, Inc. at October 31, 2007, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
December 20, 2007

NUV

Nuveen Municipal Value Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 1.0%

$         875   Alabama Housing Finance Authority, Collateralized Home Mortgage       4/08 at 102.00         Aaa     $      878,273
                 Program Single Family Mortgage Revenue Bonds, Series 1998A-2,
                 5.450%, 10/01/28 (Alternative Minimum Tax)

        5,000   Courtland Industrial Development Board, Alabama, Solid Waste         11/09 at 101.00        Baa3          5,181,500
                 Disposal Revenue Bonds, Champion International Paper
                 Corporation, Series 1999A, 6.700%, 11/01/29 (Alternative
                 Minimum Tax)

        1,750   Huntsville Healthcare Authority, Alabama, Revenue Bonds,              6/11 at 101.00      A2 (4)          1,894,760
                 Series 2001A, 5.750%, 6/01/31 (Pre-refunded 6/01/11)

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement          2/09 at 101.00         AAA         12,398,280
                 Warrants, Series 1999A, 5.375%, 2/01/36 (Pre-refunded 2/01/09) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,625   Total Alabama                                                                                            20,352,813
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.5%

        3,335   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          3,440,153
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,000   Anchorage, Alaska, General Obligation Bonds, Series 2003B,            9/13 at 100.00         AAA          3,224,790
                 5.000%, 9/01/23 (Pre-refunded 9/01/13) - FGIC Insured

        2,365   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          2,466,246
                 Settlement Asset-Backed Bonds, Series 2000, 6.200%, 6/01/22
                 (Pre-refunded 6/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        8,700   Total Alaska                                                                                              9,131,189
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.5%

       13,100   Arizona Health Facilities Authority, Hospital Revenue Bonds,          7/10 at 101.00       A (4)         14,253,979
                 Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20
                 (Pre-refunded 7/01/10)

        4,900   Arizona Health Facilities Authority, Hospital System Revenue         11/09 at 100.00    Baa3 (4)          5,166,315
                 Bonds, Phoenix Children's Hospital, Series 1999A, 6.250%, 11/15/29
                 (Pre-refunded 11/15/09)

        1,400   Arizona Health Facilities Authority, Hospital System Revenue          2/12 at 101.00    Baa3 (4)          1,561,406
                 Bonds, Phoenix Children's Hospital, Series 2002A,
                 6.250%, 2/15/21 (Pre-refunded 2/15/12)

        3,000   Phoenix Industrial Development Authority, Arizona, GNMA               4/15 at 100.00         Aaa          2,938,440
                 Collateralized Multifamily Housing Revenue Bonds, Park Lee
                 Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative
                 Minimum Tax)

        5,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue           No Opt. Call         Aa1          4,793,550
                 Bonds, Series 2007, 5.000%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
       27,400   Total Arizona                                                                                            28,713,690
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.6%

       10,460   Cabot School District 4, Lonoke County, Arkansas, General             8/08 at 100.00         Aaa         10,533,534
                 Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/32 -
                 AMBAC Insured

        2,000   University of Arkansas, Fayetteville, Various Facilities Revenue     12/12 at 100.00         Aaa          2,050,840
                 Bonds, Series 2002, 5.000%, 12/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,460   Total Arkansas                                                                                           12,584,374
------------------------------------------------------------------------------------------------------------------------------------


                                       14

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 10.1%

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
$      10,000    5.125%, 5/01/19 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa     $   10,784,900
       10,000    5.250%, 5/01/20 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa         10,836,600

        7,310   California Educational Facilities Authority, Revenue Bonds,           10/09 at 39.19         Aaa          2,680,869
                 Loyola Marymount University, Series 2000, 0.000%, 10/01/24
                 (Pre-refunded 10/01/09) - MBIA Insured

        6,000   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          6,005,880
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        6,830   California Infrastructure Economic Development Bank, Revenue         10/11 at 101.00          A-          6,930,060
                 Bonds, J. David Gladstone Institutes, Series 2001,
                 5.250%, 10/01/34

        1,500   California Pollution Control Financing Authority, Revenue Bonds,      6/17 at 100.00         AAA          1,503,375
                 Pacific Gas and Electric Company, Series 2004C,
                 4.750%, 12/01/23 - FGIC Insured (Alternative Minimum Tax)

        5,330   California State, Variable Purpose General Obligation Bonds,          6/17 at 100.00          A+          5,554,340
                 Series 2007, Lehman Municipal Trust Receipts FC5,
                 7.690%, 6/01/37 (IF)

       13,695   California Statewide Community Development Authority,                 4/09 at 101.00         BBB         13,935,621
                 Certificates of Participation, Internext Group, Series 1999,
                 5.375%, 4/01/17

                California, General Obligation Bonds, Series 2003:
       14,600    5.250%, 2/01/28                                                      8/13 at 100.00          A+         15,264,884
       11,250    5.000%, 2/01/33                                                      8/13 at 100.00          A+         11,363,850

        7,500   California, General Obligation Bonds, Series 2004,                    2/14 at 100.00      A+ (4)          8,128,425
                 5.000%, 2/01/33 (Pre-refunded 2/01/14)

        3,000   Capistrano Unified School District, Orange County, California,        9/09 at 102.00     N/R (4)          3,179,130
                 Special Tax Bonds, Community Facilities District 98-2 - Ladera,
                 Series 1999, 5.750%, 9/01/29 (Pre-refunded 9/01/09)

        5,000   Coast Community College District, Orange County, California,          8/18 at 100.00         AAA          3,864,200
                 General Obligation Bonds, Series 2006C, 0.000%, 8/01/32 -
                 FSA Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         16,015,200
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/22 (ETM)

       21,150   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA         22,640,441
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2003B, 5.000%, 6/01/38 (Pre-refunded 6/01/13) -
                 AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2007A-1:
        5,000    5.000%, 6/01/33                                                      6/17 at 100.00         BBB          4,454,600
        1,500    5.125%, 6/01/47                                                      6/17 at 100.00         BBB          1,319,520

        3,540   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          4,100,311
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
        5,000    5.000%, 6/01/38 - FGIC Insured                                       6/15 at 100.00         AAA          5,105,750
        2,000    5.000%, 6/01/45                                                      6/15 at 100.00           A          2,006,800

        9,000   Los Angeles Department of Water and Power, California,                7/11 at 100.00          AA          9,152,640
                 Waterworks Revenue Refunding Bonds, Series 2001A,
                 5.125%, 7/01/41

        4,000   Los Angeles Regional Airports Improvement Corporation,               12/12 at 102.00           B          4,348,760
                 California, Sublease Revenue Bonds, Los Angeles International
                 Airport, American Airlines Inc. Terminal 4 Project, Series 2002C,
                 7.500%, 12/01/24 (Alternative Minimum Tax)

                Merced Union High School District, Merced County, California,
                General Obligation Bonds, Series 1999A:
        2,500    0.000%, 8/01/23 - FGIC Insured                                         No Opt. Call         AAA          1,223,275
        2,555    0.000%, 8/01/24 - FGIC Insured                                         No Opt. Call         AAA          1,186,925


                                       15


NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       2,365   Montebello Unified School District, Los Angeles County,                 No Opt. Call         AAA     $      939,402
                 California, General Obligation Bonds, Series 2004,
                 0.000%, 8/01/27 - FGIC Insured

        8,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (3)          8,974,800
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.625%, 7/01/34 (Pre-refunded 7/01/14)

        5,055   Riverside Public Financing Authority, California, Tax Allocation      8/17 at 100.00         AAA          5,460,259
                 Revenue Bonds, University Corridor Sycamore, Series 2007A,
                 Residuals 07-1029, 7.588%, 8/01/37 - MBIA Insured (IF)

                San Bruno Park School District, San Mateo County, California,
                General Obligation Bonds, Series 2000B:
        2,575    0.000%, 8/01/24 - FGIC Insured                                         No Opt. Call         AAA          1,196,216
        2,660    0.000%, 8/01/25 - FGIC Insured                                         No Opt. Call         AAA          1,174,284

        7,300   San Diego County, California, Certificates of Participation,          9/09 at 101.00    Baa3 (4)          7,728,948
                 Burnham Institute, Series 1999, 6.250%, 9/01/29
                 (Pre-refunded 9/01/09)

        1,699   Yuba County Water Agency, California, Yuba River Development          3/08 at 100.00        Baa3          1,695,942
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1966A,
                 4.000%, 3/01/16

------------------------------------------------------------------------------------------------------------------------------------
      217,914   Total California                                                                                        198,756,207
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 3.5%

        5,000   Arkansas River Power Authority, Colorado, Power Revenue              10/16 at 100.00         AAA          5,229,750
                 Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

        1,800   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA          2,057,076
                 Charter School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)

        2,100   Colorado Health Facilities Authority, Revenue Bonds, Catholic         3/12 at 100.00      AA (4)          2,233,518
                 Health Initiatives, Series 2002A, 5.500%, 3/01/32 (ETM)

        5,000   Colorado Health Facilities Authority, Revenue Bonds, Catholic         9/16 at 100.00          AA          4,672,000
                 Health Initiatives, Series 2006A, 4.500%, 9/01/38

          250   Colorado Health Facilities Authority, Revenue Bonds, Sisters          1/08 at 100.00          AA            250,233
                 of Charity Healthcare Systems Inc., Series 1994,
                 5.250%, 5/15/14

          500   Colorado Health Facilities Authority, Revenue Bonds, Vail Valley      1/12 at 100.00         BBB            513,545
                 Medical Center, Series 2001, 5.750%, 1/15/22

       18,915   Denver, Colorado, Airport System Revenue Refunding Bonds,            11/13 at 100.00         AAA         19,335,670
                 Series 2003B, 5.000%, 11/15/33 - XLCA Insured

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue              9/10 at 102.00         AAA          5,393,850
                 Bonds, Series 2000A, 5.750%, 9/01/35 (Pre-refunded 9/01/10) -
                 MBIA Insured

       16,500   E-470 Public Highway Authority, Colorado, Senior Revenue                No Opt. Call         AAA          4,983,000
                 Bonds, Series 2000B, 0.000%, 9/01/32 - MBIA Insured

       39,700   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,        9/10 at 31.42         AAA         11,242,643
                 Series 2000B, 0.000%, 9/01/28 (Pre-refunded 9/01/10) -
                 MBIA Insured

       10,000   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,          9/20 at 41.72         AAA          2,202,600
                 Series 2004B, 0.000%, 3/01/36 - MBIA Insured

       12,500   E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,          9/26 at 54.77         AAA          2,676,375
                 Series 2006A, 0.000%, 9/01/38 - MBIA Insured

        1,450   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/11 at 102.00         AAA          1,562,796
                 Bonds, Senior Series 2001A, 5.500%, 6/15/19 - AMBAC Insured

        7,000   Northwest Parkway Public Highway Authority, Colorado, Revenue         6/16 at 100.00         AAA          6,508,740
                 Bonds, Senior Series 2001C, 0.000%, 6/15/21 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      125,715   Total Colorado                                                                                           68,861,796
------------------------------------------------------------------------------------------------------------------------------------


                                       16

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.4%

$      36,830   Washington Convention Center Authority, District of Columbia,        10/08 at 100.00         AAA     $   37,265,699
                 Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                 4.750%, 10/01/28 (Pre-refunded 10/01/08) - AMBAC Insured

       10,000   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00         AAA          9,741,400
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007A,
                 4.500%, 10/01/30 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       46,830   Total District of Columbia                                                                               47,007,099
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.6%

        4,000   Escambia County Health Facilities Authority, Florida, Revenue        11/12 at 101.00          AA          4,224,520
                 Bonds, Ascension Health Credit Group, Series 2002C,
                 5.750%, 11/15/32

       10,000   Florida State Board of Education, Public Education Capital            6/15 at 101.00         AAA          9,678,700
                 Outlay Bonds, Series 2005E, 4.500%, 6/01/35

        1,750   Hillsborough County Industrial Development Authority, Florida,       10/16 at 100.00          A3          1,763,545
                 Hospital Revenue Bonds, Tampa General Hospital, Series 2006,
                 5.250%, 10/01/41

       10,690   Jacksonville, Florida, Better Jacksonville Sales Tax Revenue         10/11 at 100.00         AAA         10,862,323
                 Bonds, Series 2001, 5.000%, 10/01/30 - AMBAC Insured

        3,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,          4/15 at 100.00         AAA          3,088,260
                 5.000%, 10/01/41 - FSA Insured

        4,880   Lee County, Florida, Airport Revenue Bonds, Series 2000A,            10/10 at 101.00         AAA          5,179,046
                 6.000%, 10/01/32 - FSA Insured (Alternative Minimum Tax)

        5,000   Marion County Hospital District, Florida, Revenue Bonds,             10/17 at 100.00          A2          4,948,700
                 Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34

        4,895   Orange County Health Facilities Authority, Florida, Hospital         10/09 at 101.00           A          5,056,241
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26

          105   Orange County Health Facilities Authority, Florida, Hospital         10/09 at 101.00       A (4)            110,774
                 Revenue Bonds, Orlando Regional Healthcare System,
                 Series 1999E, 6.000%, 10/01/26 (Pre-refunded 10/01/09)

        8,250   Orange County School Board, Florida, Certificates of                  8/12 at 100.00         AAA          8,418,795
                 Participation, Series 2002A, 5.000%, 8/01/27 - MBIA Insured

        2,500   Seminole Tribe of Florida, Special Obligation Bonds,                 10/17 at 100.00         BBB          2,479,450
                 Series 2007A, 5.250%, 10/01/27

       14,730   South Miami Health Facilities Authority, Florida, Hospital            8/17 at 100.00         AA-         14,644,713
                 Revenue, Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       69,800   Total Florida                                                                                            70,455,067
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.0%

       10,240   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/09 at 101.00         AAA         10,326,630
                 Series 1999A, 5.000%, 11/01/38 - FGIC Insured

        2,500   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                 5/12 at 100.00         AAA          2,546,025
                 Series 2001A, 5.000%, 11/01/33 - MBIA Insured

        4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/14 at 100.00         AAA          4,179,120
                 Series 2004, 5.250%, 10/01/39 - FSA Insured

        2,250   Royston Hospital Authority, Georgia, Revenue Anticipation             7/09 at 102.00         N/R          2,310,818
                 Certificates, Ty Cobb Healthcare System Inc., Series 1999,
                 6.500%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------
       18,990   Total Georgia                                                                                            19,362,593
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.1%

        7,500   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA          7,999,125
                 5.250%, 9/01/23 - MBIA Insured

       12,325   Honolulu City and County, Hawaii, General Obligation Bonds,           3/13 at 100.00         AAA         13,009,161
                 Series 2003A, 5.250%, 3/01/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,825   Total Hawaii                                                                                             21,008,286
------------------------------------------------------------------------------------------------------------------------------------


                                       17


NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 11.5%

$       2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000,             1/10 at 100.00          A+     $    2,144,563
                 6.375%, 1/01/20

        2,425   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          2,476,459
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/22 (Pre-refunded 12/01/07) - AMBAC Insured

       15,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          6,862,800
                 Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                 0.000%, 12/01/24 - FGIC Insured

        1,125   Chicago Greater Metropolitan Sanitary District, Illinois,               No Opt. Call         Aaa          1,201,163
                 General Obligation Capital Improvement Bonds, Series 1991,
                 7.000%, 1/01/11 (ETM)

        5,000   Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund      7/12 at 100.00         Aaa          5,394,600
                 Program, Series 2001, 5.375%, 7/01/18 (Pre-refunded 7/01/12)

          285   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA            304,146
                 5.625%, 1/01/39 - AMBAC Insured

        9,715   Chicago, Illinois, General Obligation Bonds, Series 2002A,            7/12 at 100.00         AAA         10,585,270
                 5.625%, 1/01/39 (Pre-refunded 7/01/12) - AMBAC Insured

        2,575   Chicago, Illinois, Second Lien Passenger Facility Charge Revenue      1/11 at 101.00         AAA          2,610,484
                 Bonds, O'Hare International Airport, Series 2001C,
                 5.100%, 1/01/26 - AMBAC Insured (Alternative Minimum Tax)

        3,020   Cook County High School District 209, Proviso Township, Illinois,    12/16 at 100.00         AAA          3,165,745
                 General Obligation Bonds, Series 2004, 0.000%, 12/01/19 -
                 FSA Insured

          385   DuPage County Community School District 200, Wheaton, Illinois,      11/13 at 100.00         Aaa            411,823
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20 -
                 FSA Insured

        1,615   DuPage County Community School District 200, Wheaton, Illinois,      11/13 at 100.00         Aaa          1,760,835
                 General Obligation Bonds, Series 2003B, 5.250%, 11/01/20
                 (Pre-refunded 11/01/13) - FSA Insured

        5,000   Illinois Development Finance Authority, Gas Supply Revenue           11/13 at 101.00         AAA          5,062,100
                 Bonds, Peoples Gas, Light and Coke Company, Series 2003E,
                 4.875%, 11/01/38 (Mandatory put 11/01/18) - AMBAC Insured
                 (Alternative Minimum Tax)

       28,030   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa         17,316,093
                 Program Revenue Bonds, Kane, Cook and DuPage Counties
                 School District U46 - Elgin, Series 2002, 0.000%, 1/01/19 -
                 FSA Insured

        1,800   Illinois Development Finance Authority, Local Government                No Opt. Call         Aaa          1,105,560
                 Program Revenue Bonds, Winnebago and Boone Counties
                 School District 205 - Rockford, Series 2000, 0.000%, 2/01/19 -
                 FSA Insured

        3,180   Illinois Development Finance Authority, Revenue Bonds,               12/12 at 100.00     BBB (4)          3,567,388
                 Chicago Charter School Foundation, Series 2002A,
                 6.250%, 12/01/32 (Pre-refunded 12/01/12)

        1,450   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         AAA          1,495,762
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35 -
                 AMBAC Insured

        6,550   Illinois Development Finance Authority, Revenue Bonds,                9/11 at 100.00         Aaa          6,929,638
                 Illinois Wesleyan University, Series 2001, 5.125%, 9/01/35
                 (Pre-refunded 9/01/11) - AMBAC Insured

        5,000   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          5,242,850
                 Memorial Hospital, Series 2004A, 5.500%, 8/15/43

        3,975   Illinois Finance Authority, Revenue Bonds, Sherman Health             8/17 at 100.00          A-          3,991,019
                 Systems, Series 2007A, 5.500%, 8/01/37

        3,530   Illinois Finance Authority, Revenue Bonds, University of Chicago,     7/17 at 100.00          AA          3,591,210
                 Series 2007, Trust 73TP, 7.568%, 7/01/46 (IF)

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/10 at 101.00        Baa2         15,642,150
                 Medical Center, Series 2000, 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Edward           2/11 at 101.00         AAA         15,925,050
                 Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34
                 (Pre-refunded 2/15/11) - FSA Insured

        8,145   Illinois Health Facilities Authority, Revenue Bonds, Sherman          2/08 at 101.00         AAA          8,231,744
                 Health Systems, Series 1997, 5.250%, 8/01/22 -
                 AMBAC Insured


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       4,350   Illinois Health Facilities Authority, Revenue Bonds,                    No Opt. Call       A (4)     $    5,123,343
                 South Suburban Hospital, Series 1992, 7.000%, 2/15/18 (ETM)

        5,000   Illinois Sports Facility Authority, State Tax Supported Bonds,        6/15 at 101.00         AAA          4,706,650
                 Series 2001, 0.000%, 6/15/30 - AMBAC Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1992A:
       18,955    0.000%, 6/15/17 - FGIC Insured                                         No Opt. Call         AAA         12,676,725
       12,830    0.000%, 6/15/18 - FGIC Insured                                         No Opt. Call         AAA          8,160,906

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 1994B:
        7,250    0.000%, 6/15/18 - MBIA Insured                                         No Opt. Call         AAA          4,611,580
        3,385    0.000%, 6/15/21 - MBIA Insured                                         No Opt. Call         AAA          1,843,776
        5,190    0.000%, 6/15/28 - MBIA Insured                                         No Opt. Call         AAA          1,983,099
       11,610    0.000%, 6/15/29 - FGIC Insured                                         No Opt. Call         AAA          4,216,172

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
       10,000    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          6,793,800
       21,375    0.000%, 6/15/34 - MBIA Insured                                         No Opt. Call         AAA          5,999,321
       21,000    0.000%, 12/15/35 - MBIA Insured                                        No Opt. Call         AAA          5,471,760
       21,070    0.000%, 6/15/36 - MBIA Insured                                         No Opt. Call         AAA          5,360,419
       22,945    0.000%, 6/15/39 - MBIA Insured                                         No Opt. Call         AAA          5,026,102
        8,460    5.250%, 6/15/42 - MBIA Insured                                       6/12 at 101.00         AAA          8,788,671

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 1996A:
       16,550    0.000%, 12/15/21 - MBIA Insured                                        No Opt. Call         AAA          8,815,852
        1,650    5.250%, 6/15/27 - AMBAC Insured                                     12/07 at 101.00         AAA          1,662,062

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Refunding Bonds, McCormick Place Expansion Project,
                Series 2002B:
        3,775    0.000%, 6/15/20 - MBIA Insured                                       6/17 at 101.00         AAA          3,249,294
        5,715    0.000%, 6/15/21 - MBIA Insured                                       6/17 at 101.00         AAA          4,933,817

        1,000   Round Lake, Lake County, Illinois, Special Tax Bonds, Lakewood        3/17 at 100.00         AAA            993,050
                 Grove Special Service Area 4, Series 2007, 4.700%, 3/01/33 -
                 AGC Insured

          865   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R            851,004
                 Facilities Revenue Refunding Bonds, Delivery Network Project,
                 Series 2003A, 4.900%, 7/01/14 (Alternative Minimum Tax)

          255   Tri-City Regional Port District, Illinois, Port and Terminal            No Opt. Call         N/R            255,918
                 Facilities Revenue Refunding Bonds, Dock 2 Enhancement Project,
                 Series 1998B, 5.875%, 7/01/08 (Alternative Minimum Tax)

        1,575   Will County Community School District 161, Summit Hill, Illinois,       No Opt. Call         Aaa          1,020,945
                 Capital Appreciation School Bonds, Series 1999,
                 0.000%, 1/01/18 - FGIC Insured

          720   Will County Community School District 161, Summit Hill, Illinois,       No Opt. Call         Aaa            467,179
                 Capital Appreciation School Bonds, Series 1999, 0.000%, 1/01/18 -
                 FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
      345,390   Total Illinois                                                                                          228,029,897
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 4.0%

       10,000   Indiana Bond Bank, State Revolving Fund Program Bonds,                2/13 at 101.00         AAA         10,792,500
                 Series 2001A, 5.375%, 2/01/19

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         3/14 at 100.00         AAA          2,088,100
                 Bonds, Deaconess Hospital Inc., Series 2004A, 5.375%, 3/01/34 -
                 AMBAC Insured

                Indiana Health Facility Financing Authority, Hospital Revenue Bonds,
                Sisters of St. Francis Health Services Inc., Series 1997A:
          595    5.125%, 11/01/17 (Pre-refunded 11/01/07) - MBIA Insured             11/07 at 102.00         AAA            606,900
        7,345    5.375%, 11/01/27 (Pre-refunded 11/01/07) - MBIA Insured             11/07 at 102.00         AAA          7,491,900


                                       19


NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       4,450   Indiana Municipal Power Agency, Power Supply Revenue Bonds,           1/17 at 100.00         AAA     $    4,559,871
                 Series 2007A, 5.000%, 1/01/42 - MBIA Insured

       20,000   Indiana Transportation Finance Authority, Highway Revenue Bonds,      6/13 at 100.00         AAA         21,440,800
                 Series 2003A, 5.000%, 6/01/28 (Pre-refunded 6/01/13) -
                 FSA Insured

                Indianapolis Local Public Improvement Bond Bank, Indiana,
                Series 1999E:
       12,500    0.000%, 2/01/21 - AMBAC Insured                                        No Opt. Call         AAA          6,949,625
       14,595    0.000%, 2/01/27 - AMBAC Insured                                        No Opt. Call         AAA          5,934,327

        5,000   Mooresville School Building Corporation, Morgan County, Indiana,      1/09 at 102.00         AAA          5,179,800
                 First Mortgage Bonds, Series 1998, 5.000%, 7/15/15 -
                 FSA Insured

       13,100   Noblesville, Indiana, Revenue Bonds, Catholic High School             7/13 at 101.00         N/R         13,123,973
                 Corporation, Series 2003, 5.750%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
       89,585   Total Indiana                                                                                            78,167,796
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.9%

        3,500   Iowa Higher Education Loan Authority, Private College Facility       10/12 at 100.00       A (4)          3,796,275
                 Revenue Bonds, Wartburg College, Series 2002,
                 5.500%, 10/01/33 (Pre-refunded 10/01/12) - ACA Insured

        7,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          6,611,780
                 Revenue Bonds, Series 2005C, 5.625%, 6/01/46

        6,160   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA          6,634,443
                 Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       16,660   Total Iowa                                                                                               17,042,498
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.5%

       10,000   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AAA         10,512,900
                 Series 2004A, 5.000%, 3/01/22
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.1%

        1,175   Greater Kentucky Housing Assistance Corporation, FHA-Insured          1/08 at 100.00         AAA          1,176,222
                 Section 8 Mortgage Revenue Refunding Bonds, Series 1997A,
                 6.100%, 1/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.0%

        1,000   East Baton Rouge Parish, Louisiana, Revenue Refunding Bonds,          3/08 at 102.00          B2            977,080
                 Georgia Pacific Corporation Project, Series 1998,
                 5.350%, 9/01/11 (Alternative Minimum Tax)

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          5,240,125
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

       10,210   Louisiana Public Facilities Authority, Hospital Revenue Refunding    11/07 at 100.00         AAA         11,244,171
                 Bonds, Southern Baptist Hospital, Series 1986,
                 8.000%, 5/15/12 (ETM)

       21,155   Tobacco Settlement Financing Corporation, Louisiana, Tobacco          5/11 at 101.00         BBB         21,162,616
                 Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
       37,515   Total Louisiana                                                                                          38,623,992
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.4%

        3,500   Maryland Energy Financing Administration, Revenue Bonds,              1/08 at 100.00         N/R          3,509,135
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)

        4,600   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3          4,705,432
                 Revenue Bonds, MedStar Health, Series 2004, 5.500%, 8/15/33

------------------------------------------------------------------------------------------------------------------------------------
        8,100   Total Maryland                                                                                            8,214,567
------------------------------------------------------------------------------------------------------------------------------------


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 3.7%

$      10,000   Massachusetts Bay Transportation Authority, Senior Sales Tax          7/12 at 100.00         AAA     $   10,633,600
                 Revenue Refunding Bonds, Series 2002A, 5.000%, 7/01/32
                 (Pre-refunded 7/01/12)

        1,720   Massachusetts Development Finance Agency, Resource Recovery          12/08 at 102.00         BBB          1,743,650
                 Revenue Bonds, Ogden Haverhill Associates, Series 1998B,
                 5.100%, 12/01/12 (Alternative Minimum Tax)

        4,340   Massachusetts Health and Educational Facilities Authority,           11/11 at 101.00          AA          4,368,904
                 Revenue Bonds, Cape Cod Health Care Inc., Series 2001C,
                 5.250%, 11/15/31 - RAAI Insured

                Massachusetts Health and Educational Facilities Authority, Revenue
                Bonds, Northern Berkshire Community Services Inc., Series 2004B:
        1,340    6.250%, 7/01/24                                                      7/14 at 100.00         BB-          1,389,285
        1,000    6.375%, 7/01/34                                                      7/14 at 100.00         BB-          1,041,970

                Massachusetts Turnpike Authority, Metropolitan Highway System
                Revenue Bonds, Senior Series 1997A:
       10,000    5.000%, 1/01/27 - MBIA Insured                                       1/09 at 100.00         AAA         10,097,500
       22,440    5.000%, 1/01/37 - MBIA Insured                                       1/08 at 101.00         AAA         22,563,420

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway System         1/08 at 101.00         AAA          8,102,960
                 Revenue Bonds, Subordinate Series 1997B, 5.125%, 1/01/37 -
                 MBIA Insured

        7,405   Massachusetts Turnpike Authority, Metropolitan Highway System         1/09 at 101.00         AAA          7,462,685
                 Revenue Bonds, Subordinate Series 1999A, 5.000%, 1/01/39 -
                 AMBAC Insured

        1,750   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/10 at 101.00         AAA          1,858,325
                 Program Bonds, Series 6, 5.500%, 8/01/30 (Pre-refunded 8/01/10)

        4,250   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/10 at 101.00         AAA          4,457,740
                 Program Bonds, Series 6, 5.500%, 8/01/30

------------------------------------------------------------------------------------------------------------------------------------
       72,245   Total Massachusetts                                                                                      73,720,039
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.4%

       10,245   Detroit Local Development Finance Authority, Michigan,                5/09 at 101.00         BB-         10,211,192
                 Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21

        5,000   Detroit Water Supply System, Michigan, Water Supply System            7/16 at 100.00         AAA          4,956,100
                 Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured

       14,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA         14,380,240
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        5,240   Michigan Municipal Bond Authority, Clean Water Revolving Fund        10/12 at 100.00         AAA          5,574,050
                 Revenue Refunding Bonds, Series 2002, 5.250%, 10/01/19

                Michigan Municipal Bond Authority, Public School Academy
                Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                School, Series 2001A:
        1,300    7.500%, 10/01/12                                                    10/09 at 102.00         Ba1          1,353,963
        5,000    7.900%, 10/01/21                                                    10/09 at 102.00         Ba1          5,230,250
        3,500    8.000%, 10/01/31                                                    10/09 at 102.00         Ba1          3,653,195

       22,235   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-         20,907,348
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/28

                Michigan State Hospital Finance Authority, Revenue Refunding
                Bonds, Detroit Medical Center Obligated Group, Series 1993A:
        1,000    6.250%, 8/15/13                                                      2/08 at 100.00         BB-          1,000,240
       12,925    6.500%, 8/15/18                                                      2/08 at 100.00         BB-         12,929,524

        7,200   Michigan Strategic Fund, Limited Obligation Resource Recovery        12/12 at 100.00         AAA          7,422,624
                 Revenue Refunding Bonds, Detroit Edison Company,
                 Series 2002D, 5.250%, 12/15/32 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       87,645   Total Michigan                                                                                           87,618,726
------------------------------------------------------------------------------------------------------------------------------------


                                       21

NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MINNESOTA - 0.2%

$       1,750   Breckenridge, Minnesota, Revenue Bonds, Catholic Health               5/14 at 100.00          AA     $    1,772,750
                 Initiatives, Series 2004A, 5.000%, 5/01/30

          390   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/08 at 100.00         AAA            390,749
                 Series 1995D, 5.900%, 8/01/15 - MBIA Insured

          340   Rochester, Minnesota, Healthcare Facilities Revenue Bonds,            5/08 at 101.00          AA            346,052
                 Mayo Foundation, Series 1998A, 5.500%, 11/15/27

        2,000   Saint Paul Housing and Redevelopment Authority, Minnesota,           11/16 at 100.00        Baa1          1,975,180
                 Health Care Facilities Revenue Bonds, HealthPartners
                 Obligated Group, Series 2006, 5.250%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
        4,480   Total Minnesota                                                                                           4,484,731
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.9%

       40,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA         40,855,600
                 Bonds, BJC Health System, Series 2003, 5.250%, 5/15/32

        6,000   Missouri-Illinois Metropolitan District Bi-State Development         10/13 at 100.00         AAA          6,160,380
                 Agency, Mass Transit Sales Tax Appropriation Bonds, Metrolink
                 Cross County Extension Project, Series 2002B, 5.000%,
                 10/01/32 - FSA Insured

        4,000   Sugar Creek, Missouri, Industrial Development Revenue Bonds,          6/13 at 101.00         BBB          4,024,440
                 Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37
                 (Alternative Minimum Tax)

                West Plains Industrial Development Authority, Missouri, Hospital
                Facilities Revenue Bonds, Ozark Medical Center, Series 1997:
        1,750    5.500%, 11/15/12                                                    11/07 at 101.00          BB          1,753,623
        1,000    5.600%, 11/15/17                                                    11/07 at 101.00          BB          1,000,540

        3,075   West Plains Industrial Development Authority, Missouri, Hospital     11/09 at 101.00          BB          3,164,852
                 Facilities Revenue Bonds, Ozark Medical Center, Series 1999,
                 6.750%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------
       55,825   Total Missouri                                                                                           56,959,435
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 0.1%

        3,750   Forsyth, Rosebud County, Montana, Pollution Control Revenue           3/13 at 101.00         AAA          3,846,900
                 Refunding Bonds, Puget Sound Energy, Series 2003A,
                 5.000%, 3/01/31 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 2.5%

        2,500   Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe             9/13 at 100.00          AA          2,504,200
                 Hospital, Series 2003A, 5.125%, 9/01/29 - RAAI Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
       15,095    0.000%, 1/01/24 - AMBAC Insured                                        No Opt. Call         AAA          7,033,515
       11,000    0.000%, 1/01/25 - AMBAC Insured                                        No Opt. Call         AAA          4,864,420
        2,000    5.625%, 1/01/32 - AMBAC Insured                                      1/10 at 102.00         AAA          2,101,700
       22,010    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         22,584,901

       10,000   Reno, Nevada, Health Facilities Revenue Bonds, Catholic               7/17 at 100.00           A         10,196,800
                 Health Care West, Series 2007A, 5.250%, 7/01/31 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       62,605   Total Nevada                                                                                             49,285,536
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 5.7%

       23,625   New Jersey Economic Development Authority, Special Facilities         9/09 at 101.00           B         23,905,429
                 Revenue Bonds, Continental Airlines Inc., Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

        9,000   New Jersey Economic Development Authority, Special                   11/10 at 101.00           B          9,337,950
                 Facilities Revenue Bonds, Continental Airlines Inc., Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

$      11,200   New Jersey Health Care Facilities Financing Authority, Revenue        7/10 at 101.00    BBB- (4)     $   12,409,824
                 Bonds, Trinitas Hospital Obligated Group, Series 2000,
                 7.500%, 7/01/30 (Pre-refunded 7/01/10)

        7,500   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          8,237,175
                 System Bonds, Series 2003C, 5.500%, 6/15/24
                 (Pre-refunded 6/15/13)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2006C:
       30,000    0.000%, 12/15/31 - FGIC Insured                                        No Opt. Call         AAA          9,576,900
       27,000    0.000%, 12/15/32 - FSA Insured                                         No Opt. Call         AAA          8,200,710

          310   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call         AAA            356,621
                 6.500%, 1/01/16 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          105    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA            121,111
        1,490    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA          1,718,626

       27,185   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         AAA         30,066,610
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 6.125%, 6/01/42 (Pre-refunded 6/01/12)

        7,165   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         AAA          8,115,437
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.250%, 6/01/43 (Pre-refunded 6/01/13)

------------------------------------------------------------------------------------------------------------------------------------
      144,580   Total New Jersey                                                                                        112,046,393
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.6%

        1,500   University of New Mexico, Revenue Refunding Bonds,                      No Opt. Call          AA          1,734,705
                 Series 1992A, 6.000%, 6/01/21

        9,600   University of New Mexico, Subordinate Lien Revenue                    6/12 at 100.00          AA          9,794,400
                 Refunding and Improvement Bonds, Series 2002A,
                 5.000%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       11,100   Total New Mexico                                                                                         11,529,105
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 11.1%

        8,500   Dormitory Authority of the State of New York, FHA-Insured             2/14 at 100.00         AAA          8,792,060
                 Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                 5.050%, 2/15/25

          200   Dormitory Authority of the State of New York, Improvement             8/09 at 101.00         AA-            206,336
                 Revenue Bonds, Mental Health Services Facilities,
                 Series 1999D, 5.250%, 2/15/29

                Dormitory Authority of the State of New York, Improvement
                Revenue Bonds, Mental Health Services Facilities, Series 1999D:
          245    5.250%, 2/15/29 (Pre-refunded 8/15/09)                               8/09 at 101.00     N/R (4)            254,986
           65    5.250%, 2/15/29 (Pre-refunded 8/15/09)                               8/09 at 101.00     AA- (4)             67,649
        6,490    5.250%, 2/15/29 (Pre-refunded 8/15/09)                               8/09 at 101.00     AA- (4)          6,754,532

        5,200   Dormitory Authority of the State of New York, New York City,          5/10 at 101.00      A+ (4)          5,575,804
                 Lease Revenue Bonds, Court Facilities, Series 1999,
                 6.000%, 5/15/39 (Pre-refunded 5/15/10)

        2,500   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00        Baa1          2,512,075
                 Mount Sinai NYU Health Obligated Group, Series 2000A,
                 5.500%, 7/01/26

        2,625   Dormitory Authority of the State of New York, Revenue Bonds,          7/08 at 100.00        Baa1          2,645,396
                 Mount Sinai NYU Health, Series 2000C, 5.500%, 7/01/26

        1,760   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          1,680,395
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured

       11,000   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA         11,225,060
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26
                 (Pre-refunded 6/01/08) - MBIA Insured

       15,500   Long Island Power Authority, New York, Electric System General        9/11 at 100.00         AAA         16,570,583
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25
                 (Pre-refunded 9/01/11)

        2,000   Long Island Power Authority, New York, Electric System General        6/16 at 100.00          A-          2,053,980
                 Revenue Bonds, Series 2006B, 5.000%, 12/01/35


                                       23


NUV

                      Nuveen Municipal Value Fund, Inc. (continued)
                      Portfolio of INVESTMENTS October 31, (2007)


    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$      10,000   New York City Industrial Development Agency, New York,                8/12 at 101.00           B     $   11,197,300
                 Special Facilities Revenue Bonds, JFK Airport - American
                 Airlines Inc., Series 2002B, 8.500%, 8/01/28
                 (Alternative Minimum Tax)

        5,500   New York City Municipal Water Finance Authority, New York,           12/14 at 100.00         AAA          5,667,420
                 Water and Sewerage System Revenue Bonds, Fiscal
                 Series 2005B, 5.000%, 6/15/36 - FSA Insured

            5   New York City, New York, General Obligation Bonds, Fiscal             8/08 at 100.00          AA              5,047
                 Series 1997E, 6.000%, 8/01/16

        5,280   New York City, New York, General Obligation Bonds, Fiscal             2/08 at 101.00          AA          5,340,931
                 Series 1998D, 5.500%, 8/01/10

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2003J:
        1,450    5.500%, 6/01/21                                                      6/13 at 100.00          AA          1,546,237
          385    5.500%, 6/01/22                                                      6/13 at 100.00          AA            409,763

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2003J:
       13,550    5.500%, 6/01/21 (Pre-refunded 6/01/13)                               6/13 at 100.00     Aa3 (4)         14,902,426
        9,615    5.500%, 6/01/22 (Pre-refunded 6/01/13)                               6/13 at 100.00     Aa3 (4)         10,574,673

                New York City, New York, General Obligation Bonds, Fiscal
                Series 2004C:
        8,000    5.250%, 8/15/24                                                      8/14 at 100.00          AA          8,426,000
        6,000    5.250%, 8/15/25                                                      8/14 at 100.00          AA          6,315,900

       10,000   New York Dormitory Authority, FHA Insured Mortgage Hospital           8/16 at 100.00         AAA          9,778,100
                 Revenue Bonds, Kaleida Health, Series 2006, 4.700%, 2/15/35 -
                 FHA Insured (UB)

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,000    5.500%, 6/01/17                                                      6/11 at 100.00         AA-         10,545,300
       26,190    5.500%, 6/01/18                                                      6/12 at 100.00         AA-         27,926,659
       33,810    5.500%, 6/01/19                                                      6/13 at 100.00         AA-         36,245,332

        1,510   New York City Industrial Development Agency, New York,               12/16 at 100.00         BB+          1,342,571
                 Civic Facility Revenue Bonds, Vaughn College of Aeronautics,
                 Series 2006B, 5.000%, 12/01/31

        2,500   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          2,685,575
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/10 - MBIA Insured (Alternative Minimum Tax)

        8,500   Power Authority of the State of New York, General Revenue            11/10 at 100.00         Aa2          8,816,540
                 Bonds, Series 2000A, 5.250%, 11/15/40

------------------------------------------------------------------------------------------------------------------------------------
      208,380   Total New York                                                                                          220,064,630
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 0.9%

        1,500   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,531,785
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/33

        2,500   North Carolina Eastern Municipal Power Agency, Power System           1/13 at 100.00        Baa1          2,541,200
                 Revenue Refunding Bonds, Series 2003D, 5.125%, 1/01/26

        1,500   North Carolina Infrastructure Finance Corporation,                    2/14 at 100.00         AA+          1,564,005
                 Certificates of Participation, Correctional Facilities,
                 Series 2004A, 5.000%, 2/01/20

        2,000   North Carolina Medical Care Commission, Health System                10/17 at 100.00          AA          1,898,220
                 Revenue Bonds, Mission St. Joseph's Health System,
                 Series 2007, 4.500%, 10/01/31

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3         10,614,700
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

------------------------------------------------------------------------------------------------------------------------------------
       17,500   Total North Carolina                                                                                     18,149,910
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OHIO - 1.5%

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
$         535    5.125%, 6/01/24                                                      6/17 at 100.00         BBB     $      516,436
        5,350    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          5,283,821
        5,270    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          5,085,550
       11,785    5.875%, 6/01/47                                                      6/17 at 100.00         BBB         11,441,232

        5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco         6/22 at 100.00         BBB          3,776,186
                 Settlement Asset-Backed Revenue Bonds, Senior Lien,
                 Series 2007A-3, 0.000%, 6/01/37

        3,000   Columbus City School District, Franklin County, Ohio, General         6/13 at 100.00         AAA          3,216,120
                 Obligation Bonds, Series 2003, 5.000%, 12/01/31
                 (Pre-refunded 6/01/13) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,090   Total Ohio                                                                                               29,319,345
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 0.8%

        9,955   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00         AA-         10,109,203
                 St. John Health System, Series 2004, 5.125%, 2/15/31

        5,045   Oklahoma Development Finance Authority, Revenue Bonds,                2/14 at 100.00     Aa3 (4)          5,469,839
                 St. John Health System, Series 2004, 5.125%, 2/15/31
                 (Pre-refunded 2/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       15,000   Total Oklahoma                                                                                           15,579,042
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 0.3%

        2,600   Clackamas County Hospital Facility Authority, Oregon, Revenue         5/11 at 101.00         AA-          2,687,724
                 Refunding Bonds, Legacy Health System, Series 2001,
                 5.250%, 5/01/21

        2,860   Oregon State Facilities Authority, Revenue Bonds, Willamette         10/17 at 100.00           A          2,902,328
                 University, Series 2007A, 5.000%, 10/01/32

------------------------------------------------------------------------------------------------------------------------------------
        5,460   Total Oregon                                                                                              5,590,052
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.1%

       10,300   Allegheny County Hospital Development Authority, Pennsylvania,       11/17 at 100.00          BB          9,595,583
                 Revenue Bonds, West Penn Allegheny Health System,
                 Series 2007A, 5.000%, 11/15/28

        4,500   Pennsylvania Higher Educational Facilities Authority, Revenue         7/08 at 100.00          AA          4,507,020
                 Bonds, University of Pennsylvania, Series 1998, 4.500%, 7/15/21

        6,500   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          7,065,500
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

        8,000   Philadelphia School District, Pennsylvania, General Obligation        6/14 at 100.00         AAA          8,701,840
                 Bonds, Series 2004D, 5.125%, 6/01/34 (Pre-refunded 6/01/14) -
                 FGIC Insured

       10,075   State Public School Building Authority, Pennsylvania, Lease           6/13 at 100.00         AAA         10,800,803
                 Revenue Bonds, Philadelphia School District, Series 2003,
                 5.000%, 6/01/33 (Pre-refunded 6/01/13) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,375   Total Pennsylvania                                                                                       40,670,746
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 1.1%

        5,450   Puerto Rico Industrial, Tourist, Educational, Medical and             6/10 at 101.00        Baa3          5,755,255
                 Environmental Control Facilities Financing Authority, Co-Generation
                 Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26
                 (Alternative Minimum Tax)

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation   10/10 at 101.00         AAA         10,550,200
                 Bonds, Series 2000A, 5.500%, 10/01/40

        5,000   Puerto Rico, General Obligation Bonds, Series 2000B,                  7/10 at 100.00         AAA          5,263,450
                 5.625%, 7/01/19 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,450   Total Puerto Rico                                                                                        21,568,905
------------------------------------------------------------------------------------------------------------------------------------


                                       25


NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 1.1%

$       6,250   Rhode Island Health and Educational Building Corporation,            11/07 at 102.00         AAA     $    6,358,813
                 Hospital Financing Revenue Bonds, Lifespan Obligated Group,
                 Series 1996, 5.250%, 5/15/26 - MBIA Insured

       16,070   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         16,288,873
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       22,320   Total Rhode Island                                                                                       22,647,686
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 2.7%

        7,000   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          7,165,830
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/29

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,059,700
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

        8,475   Piedmont Municipal Power Agency, South Carolina, Electric             1/08 at 100.00         BBB          8,474,746
                 Revenue Refunding Bonds, Series 1986, 5.000%, 1/01/25

       20,750   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-         21,404,663
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

        8,000   South Carolina JOBS Economic Development Authority, Hospital         12/10 at 102.00    Baa2 (4)          9,048,640
                 Revenue Bonds, Palmetto Health Alliance, Series 2000A,
                 7.375%, 12/15/21 (Pre-refunded 12/15/10)

        4,215   Spartanburg Sanitary Sewer District, South Carolina, Sewer            3/14 at 100.00         AAA          4,326,276
                 System Revenue Bonds, Series 2003B, 5.000%, 3/01/38 -
                 MBIA Insured

          110   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB            113,072
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       51,550   Total South Carolina                                                                                     53,592,927
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 0.3%

                Knox County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Baptist Health System of
                East Tennessee Inc., Series 2002:
        3,000    6.375%, 4/15/22                                                      4/12 at 101.00         Ba2          3,062,040
        2,605    6.500%, 4/15/31                                                      4/12 at 101.00         Ba2          2,655,667

------------------------------------------------------------------------------------------------------------------------------------
        5,605   Total Tennessee                                                                                           5,717,707
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 6.2%

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/12 at 100.00        CCC+          4,457,300
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        2,000   Austin Convention Enterprises Inc., Texas, Convention Center          1/17 at 100.00          BB          1,965,560
                 Hotel Revenue Bonds, First Tier Series 2006B, 5.750%, 1/01/34

        5,440   Austin, Texas, Combined Utility System Revenue Bonds,                   No Opt. Call         AAA          5,458,006
                 Series 1992A, 12.500%, 11/15/07 - MBIA Insured (ETM)

       18,825   Austin, Texas, Combined Utility System Revenue Bonds,                   No Opt. Call         AAA         18,889,005
                 Series 1992A, 12.500%, 11/15/07 - MBIA Insured

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Caa1          5,527,436
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

        9,940   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA         10,377,459
                 Williamson Counties, Toll Road Revenue Bonds, Residual
                 Series 2007-1019, 7.757%, 1/01/45 - FGIC Insured (IF)

        4,000   Central Texas Regional Mobility Authority, Travis and                 1/15 at 100.00         AAA          4,087,920
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        2,700   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,822,634
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$      23,875   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA     $    8,493,770
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/29 - AMBAC Insured

       10,045   Houston, Texas, Subordinate Lien Airport System Revenue Bonds,        7/10 at 100.00         AAA         10,494,313
                 Series 2000A, 5.875%, 7/01/16 - FSA Insured (Alternative
                 Minimum Tax)

                Irving Independent School District, Texas, Unlimited Tax School
                Building Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                        No Opt. Call         AAA          5,227,414
        3,470    0.000%, 2/15/11                                                        No Opt. Call         AAA          3,071,852

        5,000   Kerrville Health Facilities Development Corporation, Texas,             No Opt. Call        BBB-          4,942,650
                 Revenue Bonds, Sid Peterson Memorial Hospital Project,
                 Series 2005, 5.375%, 8/15/35

       22,060   Leander Independent School District, Williamson and Travis             8/09 at 31.45         AAA          6,425,857
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

        6,000   Matagorda County Navigation District 1, Texas, Revenue Bonds,         4/08 at 102.00        BBB-          6,191,220
                 Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29

        5,000   Port Corpus Christi Industrial Development Corporation, Texas,        4/08 at 102.00         BBB          5,043,850
                 Revenue Refunding Bonds, Valero Refining and Marketing
                 Company, Series 1997A, 5.400%, 4/01/18

        5,000   Richardson Hospital Authority, Texas, Revenue Bonds,                 12/13 at 100.00         BBB          5,241,900
                 Richardson Regional Medical Center, Series 2004,
                 6.000%, 12/01/34

        2,000   Sabine River Authority, Texas, Pollution Control Revenue              7/13 at 101.00        Caa1          1,960,200
                 Refunding Bonds, TXU Electric Company, Series 2003A,
                 5.800%, 7/01/22

        3,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,          5/15 at 100.00         AAA          3,000,870
                 4.750%, 5/15/37 - MBIA Insured

        7,725   Tarrant County, Texas, Cultural & Educational Facilities Financing    2/17 at 100.00         Aa3          7,817,237
                 Corporation, Revenue Bonds, Series 2007, Residuals 1760-3,
                 7.510%, 2/15/36 (IF)

------------------------------------------------------------------------------------------------------------------------------------
      151,875   Total Texas                                                                                             121,496,453
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.7%

        3,000   Eagle Mountain, Utah, Gas and Electric Revenue Bonds,                 6/15 at 100.00          AA          3,051,000
                 Series 2005, 5.000%, 6/01/24 - RAAI Insured

        1,405   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/10 at 101.50         Aaa          1,411,941
                 Series 1998G-2, Class I, 5.200%, 7/01/30 (Alternative
                 Minimum Tax)

        3,700   Utah State Board of Regents, Utah State University, Revenue           4/14 at 100.00         AAA          3,991,042
                 Bonds, Series 2004, 5.000%, 4/01/35 (Pre-refunded 4/01/14) -
                 MBIA Insured

        5,810   Utah Water Finance Agency, Revenue Bonds, Pooled Loan                10/12 at 100.00         Aaa          6,258,648
                 Financing Program, Series 2002C, 5.250%, 10/01/28
                 (Pre-refunded 10/01/12) - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,915   Total Utah                                                                                               14,712,631
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 0.1%

        2,500   Virgin Islands Public Finance Authority, Revenue Bonds,               1/14 at 100.00         BBB          2,585,175
                 Refinery Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 1.4%

        4,125   Metropolitan Washington D.C. Airports Authority, Airport System      10/12 at 100.00         AAA          4,417,545
                 Revenue Bonds, Series 2002A, 5.750%, 10/01/16 -
                 FGIC Insured (Alternative Minimum Tax)

       15,000   Pocahontas Parkway Association, Virginia, Senior Lien Revenue          8/08 at 28.38         AAA          4,140,750
                 Bonds, Route 895 Connector Toll Road, Series 1998A,
                 0.000%, 8/15/30 (Pre-refunded 8/15/08)

                Pocahontas Parkway Association, Virginia, Senior Lien Revenue
                Bonds, Route 895 Connector Toll Road, Series 1998B:
       19,400    0.000%, 8/15/33 (Pre-refunded 8/15/08)                                8/08 at 23.55         AAA          4,443,958
       60,500    0.000%, 8/15/35 (Pre-refunded 8/15/08)                                8/08 at 20.95         AAA         12,325,060

        3,245   Virginia Housing Development Authority, Multifamily Housing           1/08 at 102.00         AA+          3,304,870
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
      102,270   Total Virginia                                                                                           28,632,183
------------------------------------------------------------------------------------------------------------------------------------


                                       27

NUV

Nuveen Municipal Value Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 3.2%

$       6,400   Cowlitz County Public Utilities District 1, Washington, Electric      9/14 at 100.00         AAA     $    6,557,696
                 Production Revenue Bonds, Series 2004, 5.000%, 9/01/34 -
                 FGIC Insured

       12,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA         13,679,125
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002B, 6.000%, 7/01/18 - AMBAC Insured

        4,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         AAA          4,341,400
                 Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                 XLCA Insured

        8,200   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa          6,288,908
                 Bonds, Nuclear Project 3, Series 1989B, 0.000%, 7/01/14

        5,000   Washington State Healthcare Facilities Authority, Revenue            10/16 at 100.00         AAA          4,894,250
                 Bonds, Providence Health Care Services, Series 2006A,
                 4.625%, 10/01/34 - FGIC Insured

       17,370   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB         17,998,099
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.625%, 6/01/32

                Washington State, Motor Vehicle Fuel Tax General Obligation
                Bonds, Series 2002-03C:
        9,000    0.000%, 6/01/29 - MBIA Insured                                         No Opt. Call         AAA          3,233,160
       16,195    0.000%, 6/01/30 - MBIA Insured                                         No Opt. Call         AAA          5,523,953

------------------------------------------------------------------------------------------------------------------------------------
       78,665   Total Washington                                                                                         62,516,591
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.6%

                Badger Tobacco Asset Securitization Corporation, Wisconsin,
                Tobacco Settlement Asset-Backed Bonds, Series 2002:
        7,525    6.125%, 6/01/27                                                      6/12 at 100.00         BBB          7,781,979
       13,250    6.375%, 6/01/32                                                      6/12 at 100.00         BBB         13,602,848

        6,000   Milwaukee Redevelopment Authority, Wisconsin, Lease                   8/13 at 100.00         AAA          6,466,260
                 Revenue Bonds, Public Schools, Series 2003A, 5.125%, 8/01/22
                 (Pre-refunded 8/01/13) - AMBAC Insured

       12,305   Wisconsin Health and Educational Facilities Authority, Revenue       12/07 at 102.00         AAA         12,567,466
                 Bonds, Aurora Healthcare Inc., Series 1997, 5.250%, 8/15/27
                 (Pre-refunded 12/04/07) - MBIA Insured

        6,000   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00    BBB+ (4)          6,680,400
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 5.875%, 9/01/33 (Pre-refunded 9/01/13)

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        2/16 at 100.00        BBB+          1,007,690
                 Bonds, Marshfield Clinic, Series 2006A, 5.000%, 2/15/17

        3,750   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00      A- (4)          4,103,625
                 Bonds, Wheaton Franciscan Services Inc., Series 2002,
                 5.750%, 8/15/30 (Pre-refunded 2/15/12)

------------------------------------------------------------------------------------------------------------------------------------
       49,830   Total Wisconsin                                                                                          52,210,268
------------------------------------------------------------------------------------------------------------------------------------
$   2,333,699   Total Long-Term Investments (cost $1,867,033,373) - 100.9%                                           $1,992,546,102
=============-----------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION (1)                                                                          RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.2%

$       1,200   California, Variable Rate Demand Obligations, Series 2004C-16,                            VMIG-1     $    1,200,000
                 3.130%, 7/01/23 - FSA Insured (5)

        3,000   Puerto Rico Government Development Bank, Adjustable Refunding                             VMIG-1          3,000,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.200%, 12/01/15 - MBIA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
$       4,200   Total Short-Term Investments (cost $4,200,000)                                                            4,200,000
=============-----------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $1,871,233,373) - 101.1%                                                      1,996,746,102
                --------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (1.2)%                                                                      (23,150,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                        938,445
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $1,974,534,547
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No.140.

                                 See accompanying notes to financial statements.

NMI

Nuveen Municipal Income Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                ALABAMA - 0.8%

$         690   Phenix City Industrial Development Board, Alabama,                    5/12 at 100.00         BBB     $      714,516
                 Environmental Improvement Revenue Bonds, MeadWestvaco
                 Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 21.4%

        5,530   Adelanto School District, San Bernardino County, California,            No Opt. Call         AAA          2,899,656
                 General Obligation Bonds, Series 1997A, 0.000%, 9/01/22 -
                 MBIA Insured

                Brea Olinda Unified School District, California, General Obligation
                Bonds, Series 1999A:
        2,000    0.000%, 8/01/21 - FGIC Insured                                         No Opt. Call         AAA          1,090,500
        2,070    0.000%, 8/01/22 - FGIC Insured                                         No Opt. Call         AAA          1,070,645
        2,120    0.000%, 8/01/23 - FGIC Insured                                         No Opt. Call         AAA          1,037,337

        1,000   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          1,018,680
                 Kaiser Permanante System, Series 2006, 5.250%, 4/01/39

          740   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-            740,252
                 Sutter Health, Series 2007A, 5.000%, 11/15/42

          250   California Housing Finance Agency, California, Home Mortgage          2/17 at 100.00         Aa2            245,513
                 Revenue Bonds, Series 2007E, 4.800%, 8/01/37 (Alternative
                 Minimum Tax)

        3,000   California State Public Works Board, Lease Revenue Bonds,             6/14 at 100.00           A          3,066,510
                 Department of Mental Health, Coalinga State Hospital,
                 Series 2004A, 5.000%, 6/01/25

        1,000   California Statewide Community Development Authority, Revenue         7/15 at 100.00        BBB+            951,920
                 Bonds, Daughters of Charity Health System, Series 2005A,
                 5.000%, 7/01/39

          500   California, General Obligation Bonds, Series 2004, 5.200%, 4/01/26    4/14 at 100.00          A+            525,355

        1,000   California, General Obligation Bonds, Series 2005, 5.000%, 3/01/27    3/16 at 100.00          A+          1,020,770

        3,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          3,474,840
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

          500   Lake Elsinore Public Finance Authority, California, Local Agency     10/13 at 102.00         N/R            531,025
                 Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33

        1,000   Vernon, California, Electric System Revenue Bonds, Malburg            4/08 at 100.00         Aaa          1,008,240
                 Generating Station Project, Series 2003C, 5.375%, 4/01/18
                 (Pre-refunded 4/01/08)

------------------------------------------------------------------------------------------------------------------------------------
       23,710   Total California                                                                                         18,681,243
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 6.3%

          810   Colorado Educational and Cultural Facilities Authority, Charter       7/12 at 100.00         BBB            837,864
                 School Revenue Bonds, Douglas County School District RE-1 -
                 DCS Montessori School, Series 2002A, 6.000%, 7/15/22

          430   Colorado Educational and Cultural Facilities Authority,               8/11 at 100.00         AAA            485,371
                 Charter School Revenue Bonds, Peak-to-Peak Charter School,
                 Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)

        1,000   Colorado Educational and Cultural Facilities Authority,               6/11 at 100.00     Ba1 (4)          1,126,700
                 Charter School Revenue Bonds, Weld County School District 6 -
                 Frontier Academy, Series 2001, 7.375%, 6/01/31
                 (Pre-refunded 6/01/11)

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Evangelical      6/16 at 100.00          A-            972,970
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/35

        2,000   Denver City and County, Colorado, Airport System Revenue             11/10 at 100.00         AAA          2,113,640
                 Refunding Bonds, Series 2000A, 6.000%, 11/15/16 -
                 AMBAC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        5,240   Total Colorado                                                                                            5,536,545
------------------------------------------------------------------------------------------------------------------------------------


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONNECTICUT - 2.3%

$       1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,         4/08 at 100.00         BBB     $    1,482,842
                 Series 1995, 6.750%, 10/15/15

          500   Eastern Connecticut Resource Recovery Authority, Solid Waste          1/08 at 100.00         BBB            500,220
                 Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A,
                 5.500%, 1/01/14 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,980   Total Connecticut                                                                                         1,983,062
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.2%

        1,000   Bartram Springs Community Development District, Duval County,         5/16 at 100.00         N/R            796,640
                 Florida, Special Assessment Bonds, Series 2006,
                 4.750%, 5/01/34

          160   Dade County Industrial Development Authority, Florida, Revenue       12/07 at 101.00         N/R            161,536
                 Bonds, Miami Cerebral Palsy Residential Services Inc.,
                 Series 1995, 8.000%, 6/01/22

        1,250   Martin County Industrial Development Authority, Florida,             12/07 at 100.00         BB+          1,263,063
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

          600   Martin County Industrial Development Authority, Florida,             12/07 at 100.00         BB+            607,140
                 Industrial Development Revenue Refunding Bonds, Indiantown
                 Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,010   Total Florida                                                                                             2,828,379
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 6.8%

        1,310   Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero      1/09 at 100.00         N/R          1,340,484
                 Redevelopment Project, Series 1998, 7.000%, 1/01/14

                Illinois Development Finance Authority, Revenue Bonds, Chicago
                Charter School Foundation, Series 2002A:
          500    6.125%, 12/01/22 (Pre-refunded 12/01/12)                            12/12 at 100.00     BBB (4)            558,030
        1,000    6.250%, 12/01/32 (Pre-refunded 12/01/12)                            12/12 at 100.00     BBB (4)          1,121,820

        1,550   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,562,013
                 Medical Center, Series 2002, 5.500%, 5/15/32

        1,305   North Chicago, Illinois, General Obligation Bonds, Series 2005B,     11/15 at 100.00         AAA          1,360,449
                 5.000%, 11/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,665   Total Illinois                                                                                            5,942,796
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 3.9%

        2,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/12 at 101.00        Baa1          2,099,860
                 Bonds, Riverview Hospital, Series 2002, 6.125%, 8/01/31

        1,210   Whitley County, Indiana, Solid Waste and Sewerage Disposal           11/10 at 102.00         N/R          1,283,774
                 Revenue Bonds, Steel Dynamics Inc., Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,210   Total Indiana                                                                                             3,383,634
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 2.2%

        1,440   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          1,727,496
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

          160   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call     N/R (4)            195,656
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        1,600   Total Louisiana                                                                                           1,923,152
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.1%

        1,000   Maryland Energy Financing Administration, Revenue Bonds,              3/08 at 100.00         N/R          1,002,610
                 AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                                       31


NMI

Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                MASSACHUSETTS - 0.9%

$         500   Massachusetts Development Finance Agency, Resource Recovery          12/09 at 102.00         BBB     $      526,990
                 Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                 6.700%, 12/01/14 (Alternative Minimum Tax)

          270   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB            276,399
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          770   Total Massachusetts                                                                                         803,389
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 3.7%

        1,000   Delta County Economic Development Corporation, Michigan,              4/12 at 100.00         AAA          1,098,840
                 Environmental Improvement Revenue Refunding Bonds,
                 MeadWestvaco Corporation - Escanaba Paper Company,
                 Series 2002B, 6.450%, 4/15/23 (Pre-refunded 4/15/12)
                 (Alternative Minimum Tax)

        2,150   Michigan State Hospital Finance Authority, Hospital Revenue           1/08 at 100.00         Ba3          2,153,182
                 Refunding Bonds, Sinai Hospital, Series 1995, 6.625%, 1/01/16

------------------------------------------------------------------------------------------------------------------------------------
        3,150   Total Michigan                                                                                            3,252,022
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 0.5%

          500   Glencoe, Minnesota, Health Care Facilities Revenue Bonds,             4/13 at 101.00         BBB            491,705
                 Glencoe Regional Health Services Project, Series 2005,
                 5.000%, 4/01/25
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 4.8%

        4,450   Missouri Environmental Improvement and Energy Resources              12/16 at 100.00         AAA          4,159,148
                 Authority, Water Facility Revenue Bonds, Missouri-American
                 Water Company, Series 2006, 4.600%, 12/01/36 -
                 AMBAC Insured (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------


                MONTANA - 1.4%

        1,200   Montana Board of Investments, Exempt Facility Revenue Bonds,          7/10 at 101.00          B2          1,216,020
                 Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.2%

        1,000   Washington County, Nebraska, Wastewater Facilities Revenue           11/12 at 101.00           A          1,066,550
                 Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 5.9%

        1,000   Dormitory Authority of the State of New York, Revenue Bonds,          7/13 at 100.00          AA          1,060,230
                 Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 -
                 RAAI Insured

        3,895   Yates County Industrial Development Agency, New York,                 2/11 at 101.00         AAA          4,123,205
                 FHA-Insured Civic Facility Mortgage Revenue Bonds, Soldiers
                 and Sailors Memorial Hospital, Series 2000A, 6.000%, 2/01/41

------------------------------------------------------------------------------------------------------------------------------------
        4,895   Total New York                                                                                            5,183,435
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.9%

        1,000   Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands       8/16 at 100.00           A          1,011,000
                 Regional Medical Center Project, Series 2006, 5.250%, 8/15/46

        2,300   Ohio Water Development Authority, Solid Waste Disposal Revenue        9/09 at 102.00         N/R          2,368,448
                 Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,300   Total Ohio                                                                                                3,379,448
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.5%

        1,080   Allegheny County Hospital Development Authority, Pennsylvania,       11/10 at 102.00         AAA          1,275,588
                 Revenue Bonds, West Penn Allegheny Health System,
                 Series 2000B, 9.250%, 11/15/30 (Pre-refunded 11/15/10)

          840   Carbon County Industrial Development Authority, Pennsylvania,           No Opt. Call        BBB-            872,113
                 Resource Recovery Revenue Refunding Bonds, Panther Creek
                 Partners Project, Series 2000, 6.650%, 5/01/10 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,920   Total Pennsylvania                                                                                        2,147,701
------------------------------------------------------------------------------------------------------------------------------------


                                       32

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                RHODE ISLAND - 0.6%

$         500   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB     $      506,810
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 5.0%

        2,500   Greenville County School District, South Carolina, Installment       12/12 at 101.00         AA-          2,718,725
                 Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/13

          475   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA            589,983
                 Revenue Bonds, Series 1991, 6.750%, 1/01/19 -
                 FGIC Insured (ETM)

        1,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          1,027,930
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
        3,975   Total South Carolina                                                                                      4,336,638
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 4.2%

        1,000   Knox County Health, Educational and Housing Facilities Board,         4/12 at 101.00         Ba2          1,020,680
                 Tennessee, Hospital Revenue Bonds, Baptist Health System of
                 East Tennessee Inc., Series 2002, 6.375%, 4/15/22

                Shelby County Health, Educational and Housing Facilities Board,
                Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series
                2002:
          375    6.500%, 9/01/26 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (4)            424,159
          625    6.500%, 9/01/26 (Pre-refunded 9/01/12)                               9/12 at 100.00      A- (4)            706,931

        1,500   Sumner County Health, Educational, and Housing Facilities            11/17 at 100.00         N/R          1,517,835
                 Board, Tennessee, Revenue Refunding Bonds, Sumner
                 Regional Health System Inc., Series 2007, 5.500%, 11/01/37

------------------------------------------------------------------------------------------------------------------------------------
        3,500   Total Tennessee                                                                                           3,669,605
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 9.3%

        1,500   Cameron Education Finance Corporation, Texas, Charter School          8/16 at 100.00           A          1,468,260
                 Revenue Bonds, Faith Family Academy Charter School,
                 Series 2006A, 5.250%, 8/15/36 - ACA Insured

        2,000   Gulf Coast Waste Disposal Authority, Texas, Sewerage and              4/12 at 100.00           A          2,125,660
                 Solid Waste Disposal Revenue Bonds, Anheuser Busch
                 Company, Series 2002, 5.900%, 4/01/36 (Alternative
                 Minimum Tax)

        2,000   Matagorda County Navigation District 1, Texas, Collateralized        10/13 at 101.00         AAA          2,022,880
                 Revenue Refunding Bonds, Houston Light and Power
                 Company, Series 1995, 4.000%, 10/15/15 - MBIA Insured

                Weslaco Health Facilities Development Corporation, Texas,
                Hospital Revenue Bonds, Knapp Medical Center, Series 2002:
        2,000    6.250%, 6/01/25                                                      6/12 at 100.00        BBB+          2,107,440
           50    6.250%, 6/01/32                                                      6/12 at 100.00        BBB+             52,332

        1,000   West Texas Independent School District, McLennan and                   8/13 at 51.84         AAA            393,730
                 Hill Counties, General Obligation Refunding Bonds,
                 Series 1998, 0.000%, 8/15/25

------------------------------------------------------------------------------------------------------------------------------------
        8,550   Total Texas                                                                                               8,170,302
------------------------------------------------------------------------------------------------------------------------------------


                VIRGIN ISLANDS - 3.0%

        2,545   Virgin Islands Public Finance Authority, Senior Lien Matching        10/14 at 100.00         BBB          2,646,546
                 Fund Loan Note, Series 2004A, 5.250%, 10/01/19
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 3.1%

        1,000   Chesterfield County Industrial Development Authority, Virginia,      11/10 at 102.00         N/R          1,061,590
                 Pollution Control Revenue Bonds, Virginia Electric and Power
                 Company, Series 1987A, 5.875%, 6/01/17

        1,500   Mecklenburg County Industrial Development Authority, Virginia,       10/12 at 100.00        Baa1          1,632,930
                 Revenue Bonds, UAE Mecklenburg Cogeneration LP,
                 Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,500   Total Virginia                                                                                            2,694,520
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 2.4%

        2,050   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          2,070,357
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------


                                       33

NMI

Nuveen Municipal Income Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                WISCONSIN - 1.2%

$       1,000   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB     $    1,050,330
                 Bonds, Carroll College Inc., Series 2001, 6.250%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------
$      91,910   Total Investments (cost $84,686,825) - 101.6%                                                            88,840,463
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.4)%                                                                       (2,965,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.8%                                                                      1,548,657
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                    $   87,424,120
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                October 31, 2007

                                                                                                           MUNICIPAL       MUNICIPAL
                                                                                                               VALUE          INCOME
                                                                                                               (NUV)           (NMI)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,871,233,373 and $84,686,825, respectively)                            $1,996,746,102      $88,840,463
Cash                                                                                                             --          491,834
Receivables:
   Interest                                                                                              29,677,372        1,362,398
   Investments sold                                                                                      19,045,939           45,000
Other assets                                                                                                173,110            2,365
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                    2,045,642,523       90,742,060
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                           23,321,652               --
Floating rate obligations                                                                                23,150,000        2,965,000
Payable for investments purchased                                                                        17,045,038               --
Accrued expenses:
   Management fees                                                                                          850,732           47,108
   Other                                                                                                    596,672           23,267
Dividends payable                                                                                         6,143,882          282,565
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                  71,107,976        3,317,940
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                           $1,974,534,547      $87,424,120
====================================================================================================================================
Shares outstanding                                                                                      195,047,442        8,116,655
====================================================================================================================================
Net asset value per share outstanding                                                                $        10.12      $     10.77
====================================================================================================================================
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                                     $    1,950,474      $    81,167
Paid-in surplus                                                                                       1,838,603,277       90,857,100
Undistributed (Over-distribution of) net investment income                                                2,963,811          279,483
Accumulated net realized gain (loss) from investments                                                                      5,504,256
   (7,947,268)
Net unrealized appreciation (depreciation) of investments                                               125,512,729        4,153,638
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                           $1,974,534,547      $87,424,120
====================================================================================================================================
Authorized shares                                                                                       350,000,000      200,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                     Year Ended October 31, 2007

                                                                                                          MUNICIPAL       MUNICIPAL
                                                                                                              VALUE          INCOME
                                                                                                              (NUV)           (NMI)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                     $102,895,059      $ 4,979,556
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                         10,141,222          560,748
Shareholders' servicing agent fees and expenses                                                            381,880           21,055
Interest expense on floating rate obligations                                                              749,284           96,252
Custodian's fees and expenses                                                                              396,871           26,371
Directors' fees and expenses                                                                                47,550            2,029
Professional fees                                                                                           88,352            7,590
Shareholders' reports - printing and mailing expenses                                                      264,980           19,048
Stock exchange listing fees                                                                                 70,103            9,666
Investor relations expense                                                                                 245,364           12,652
Other expenses                                                                                              57,002            7,427
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                              12,442,608          762,838
   Custodian fee credit                                                                                   (174,912)         (18,831)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                            12,267,696          744,007
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                   90,627,363        4,235,549
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                                5,254,534          194,438
Change in net unrealized appreciation (depreciation) of investments                                    (51,494,937)      (2,487,916)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                (46,240,403)      (2,293,478)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                                 $ 44,386,960      $ 1,942,071
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS

                                                                       MUNICIPAL VALUE (NUV)               MUNICIPAL INCOME (NMI)
                                                                 -------------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                       10/31/07         10/31/06          10/31/07         10/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $   90,627,363  $    91,775,181       $ 4,235,549      $ 4,289,299
Net realized gain (loss) from investments                             5,254,534        5,082,823           194,438           60,517
Change in net unrealized appreciation (depreciation)
   of investments                                                   (51,494,937)      45,688,581        (2,487,916)       1,228,860
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                44,386,960      142,546,585         1,942,071        5,578,676
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                                          (91,397,947)     (92,001,408)       (4,153,499)      (4,120,226)
From accumulated net realized gains                                  (5,325,986)      (3,977,174)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders           (96,723,933)     (95,978,582)       (4,153,499)      (4,120,226)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                                 907,357               --            30,572               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from
   capital share transactions                                           907,357               --            30,572               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                               (51,429,616)      46,568,003        (2,180,856)       1,458,450
Net assets at the beginning of year                               2,025,964,163    1,979,396,160        89,604,976       88,146,526
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                    $1,974,534,547   $2,025,964,163       $87,424,120      $89,604,976
====================================================================================================================================
Undistributed (Over-distribution of) net
   investment income at the end of year                          $    2,963,811   $    3,983,931       $   279,483      $   197,345
====================================================================================================================================

                                 See accompanying notes to financial statements.

                      Notes to
                      FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. If the pricing service is unable to supply a price for a municipal bond, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, Municipal Value (NUV) and Municipal Income (NMI) had no such outstanding purchase commitments.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended October 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2007, were as follows:

                                                         MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Average floating rate obligations                      $19,623,479    $2,501,973
Average annual interest rate and fees                        3.82%         3.85%
================================================================================

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investment. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Notes to
FINANCIAL STATEMENTS (continued)


Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in shares were as follows:

                                                                   MUNICIPAL VALUE (NUV)    MUNICIPAL INCOME (NMI)
                                                                   ---------------------    ----------------------
                                                                       YEAR         YEAR         YEAR         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                   10/31/07     10/31/06     10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                              87,922           --        2,779           --
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended October 31, 2007, were as follows:

                                                         MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Purchases                                             $213,327,579    $8,400,725
Sales and maturities                                   189,309,557     5,733,612
================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investments transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Cost of investments                                $1,844,084,112    $81,630,534
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                      $133,653,762    $4,912,954
   Depreciation                                        (4,141,718)     (668,367)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                    $129,512,044    $4,244,587
================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' tax year end, were as follows:

                                                        MUNICIPAL      MUNICIPAL
                                                      VALUE (NUV)   INCOME (NMI)
--------------------------------------------------------------------------------
Undistributed net tax-exempt income *                  $6,237,877       $529,435
Undistributed net ordinary income **                      333,473             --
Undistributed net long-term capital gains               5,504,256             --
================================================================================
* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2007 and October 31, 2006, was designated for purposes of the dividends paid deduction as follows:


                                                         MUNICIPAL     MUNICIPAL
2007                                                   VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income***            $91,261,636    $4,090,431
Distributions from net ordinary income **                  132,881        62,951
Distributions from net long-term capital gains****       5,325,986            --
================================================================================

                                                         MUNICIPAL     MUNICIPAL
2006                                                   VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Distributions from net tax-exempt income               $91,241,065    $4,121,849
Distributions from net ordinary income **                  760,342        14,605
Distributions from net long-term capital gains           3,977,174            --
================================================================================
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     October 31, 2007, as long-term capital gain dividends pursuant to internal Revenue Code Section 852(b)(3).

At October 31, 2007, the Funds' tax year end, Municipal Income (NMI) had unused capital loss carryforwards of $7,947,268 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $6,864,744, $916,759 and $165,765 of the carryforward will expire in the years 2011, 2012 and 2013, respectively.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), a specific fund-level component, based only on the amount of assets within each individual Fund, and for Municipal Value (NUV) a gross interest income component. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Municipal Value's (NUV) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                           MUNICIPAL VALUE (NUV)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .1500%
For the next $500 million                                                 .1250
For net assets over $1 billion                                            .1000
================================================================================

In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income (excluding interest on bonds underlying a "self-deposited inverse floater" trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) as follows:

                                                           MUNICIPAL VALUE (NUV)
GROSS INTEREST INCOME                                      GROSS INCOME FEE RATE
--------------------------------------------------------------------------------
For the first $50 million                                                 4.125%
For the next $50 million                                                  4.000
For gross income over $100 million                                        3.875
================================================================================

Notes to
FINANCIAL STATEMENTS (continued)


Municipal Income's (NMI) annual fund-level fee, payable monthly, at the rates set forth below, are based upon the average daily net assets of the Fund as follows:

                                                          MUNICIPAL INCOME (NMI)
AVERAGE DAILY NET ASSETS                                     FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee and Municipal Value's (NUV) gross interest income fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of October 31, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)       EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL(1)       EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by April 30, 2008. At this time, management is continuing

Notes to
FINANCIAL STATEMENTS (continued)


to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:

                                                         MUNICIPAL     MUNICIPAL
                                                       VALUE (NUV)  INCOME (NMI)
--------------------------------------------------------------------------------
Dividend per share                                          $.0390        $.0420
================================================================================

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS

                Selected data for a share outstanding throughout each period:

                                              Investment Operations                 Less Distributions
                                      ------------------------------------    ------------------------------
                                                            Net                                                   Ending
                        Beginning            Net      Realized/                      Net                             Net     Ending
                        Net Asset     Investment     Unrealized               Investment   Capital                 Asset     Market
                            Value         Income     Gain (Loss)     Total        Income     Gains     Total       Value      Value
===================================================================================================================================
MUNICIPAL VALUE (NUV)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                       $10.39           $.46          $(.23)      $.23         $(.47)    $(.03)    $(.50)     $10.12     $ 9.49
2006                        10.15            .47            .26        .73          (.47)     (.02)     (.49)      10.39      10.16
2005                        10.11            .47            .10        .57          (.47)     (.06)     (.53)      10.15       9.58
2004                         9.92            .48            .26        .74          (.49)     (.06)     (.55)      10.11       9.36
2003                         9.98            .49           (.01)       .48          (.50)     (.04)     (.54)       9.92       9.12

MUNICIPAL INCOME (NMI)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                        11.04            .52           (.28)       .24          (.51)       --      (.51)      10.77      10.49
2006                        10.86            .53            .16        .69          (.51)       --      (.51)      11.04      10.50
2005                        10.76            .54            .09        .63          (.53)       --      (.53)      10.86      10.56
2004                        10.41            .56            .32        .88          (.53)       --      (.53)      10.76      10.08
2003                        10.61            .54           (.15)       .39          (.59)       --      (.59)      10.41       9.64
===================================================================================================================================
                            Total Returns
                       ---------------------
                                   Based on
                       Based on         Net
                         Market       Asset
                          Value+      Value+
============================================
MUNICIPAL VALUE (NUV)
--------------------------------------------
Year Ended 10/31:
2007                      (1.90)%      2.22%
2006                      11.51        7.40
2005                       8.25        5.73
2004                       9.01        7.77
2003                       3.66        4.90

MUNICIPAL INCOME (NMI)
--------------------------------------------
Year Ended 10/31:
2007                       4.78        2.23
2006                       4.42        6.50
2005                      10.21        5.93
2004                      10.34        8.69
2003                       3.02        3.71
============================================
                                                                Ratios/Supplemental Data
                        ---------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets               Ratios to Average Net Assets
                                             Before Credit/Refund                       After Credit/Refund*
                                   --------------------------------------  -------------------------------------
                          Ending
                             Net    Expenses      Expenses            Net   Expenses     Expenses           Net   Portfolio
                          Assets   Including     Excluding     Investment  Including    Excluding    Investment    Turnover
                            (000)   Interest(a)   Interest(a)      Income   Interest(a)  Interest(a)     Income        Rate
===========================================================================================================================
MUNICIPAL VALUE (NUV)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $1,974,535         .62%          .59%          4.53%       .61%         .58%         4.54%        10%
2006                   2,025,964         .59           .59           4.60        .59          .59          4.61          6
2005                   1,979,396         .60           .60           4.64        .60          .60          4.65          8
2004                   1,971,925         .62           .62           4.83        .61          .61          4.84         13
2003                   1,934,433         .64           .64           4.97        .64          .64          4.97         36

MUNICIPAL INCOME (NMI)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                      87,424         .86           .75           4.76        .84          .73          4.79          6
2006                      89,605         .76           .76           4.83        .73          .73          4.86          6
2005                      88,147         .78           .78           4.99        .77          .77          5.00          7
2004                      87,324         .82           .82           5.28        .81          .81          5.28         14
2003                      84,491        1.12          1.12           5.14       1.12         1.12          5.14         10
===========================================================================================================================

                             Floating Rate Obligations
                                 at End of Period
                             -------------------------
                               Aggregate
                                  Amount         Asset
                             Outstanding      Coverage
                                    (000)   Per $1,000
======================================================
MUNICIPAL VALUE (NUV)
------------------------------------------------------
Year Ended 10/31:
2007                             $23,150       $86,293
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --

MUNICIPAL INCOME (NMI)
------------------------------------------------------
Year Ended 10/31:
2007                               2,965        30,485
2006                                  --            --
2005                                  --            --
2004                                  --            --
2003                                  --            --
======================================================
*    After custodian fee credit and legal fee refund, where applicable.

+ Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  46-47 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

[] TIMOTHY R. SCHWERTFEGER(1)                                                              Former director (1994-November 12,
   3/28/49                     Chairman of           1994                                  2007), Chairman (1996-June 30, 2007),
   333 W. Wacker Drive         the Board             CLASS I - NUV      182                Non-Executive Chairman (July 1,
   Chicago, IL 60606           and Board Member      CLASS III - NMI                       2007-November 12, 2007) and Chief
                                                                                           Executive Officer (1996-June 30, 2007)
                                                                                           of Nuveen Investments, Inc. and Nuveen
                                                                                           Asset Management and certain other
                                                                                           subsidiaries of Nuveen Investments,
                                                                                           Inc.; formerly, Director (1992-2006) of
                                                                                           Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                       Private Investor and Management
   8/22/40                     Lead                  1997                                  Consultant.
   333 W. Wacker Drive         Independent           CLASS III - NUV    182
   Chicago, IL 60606           Board member          CLASS II - NMI

[] JACK B. EVANS                                                                           President, The Hall-Perrine Foundation,
   10/22/48                                          1999                                  a private philanthropic corporation
   333 W. Wacker Drive         Board member          CLASS III - NUV    182                (since 1996); Director and Vice
   Chicago, IL 60606                                 CLASS II - NMI                        Chairman, United Fire Group, a publicly
                                                                                           held company; Member of the Board of
                                                                                           Regents for the State of Iowa University
                                                                                           System; Director, Gazette Companies;
                                                                                           Life Trustee of Coe College and Iowa
                                                                                           College Foundation; Member of the
                                                                                           Advisory Council of the Department of
                                                                                           Finance in the Tippie College of
                                                                                           Business, University of Iowa; formerly,
                                                                                           Director, Alliant Energy; formerly,
                                                                                           Director, Federal Reserve Bank of
                                                                                           Chicago; formerly, President and Chief
                                                                                           Operating Officer, SCI Financial Group,
                                                                                           Inc., a regional financial services
                                                                                           firm.

[] WILLIAM C. HUNTER                                                                       Dean, Tippie College of Business,
   3/6/48                                            2004                                  University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          CLASS II - NUV     182                formerly, Dean and Distinguished
   Chicago, IL 60606                                 CLASS I - NMI                         Professor of Finance, School of Business
                                                                                           at the University of Connecticut
                                                                                           (2003-2006); previously, Senior Vice
                                                                                           President and Director of Research at
                                                                                           the Federal Reserve Bank of Chicago
                                                                                           (1995-2003); Director (since 1997),
                                                                                           Credit Research Center at Georgetown
                                                                                           University; Director (since 2004) of
                                                                                           Xerox Corporation; Director, SS&C
                                                                                           Technologies, Inc. (May 2005-October
                                                                                           2005).


                                       48

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                        Director, Northwestern Mutual Wealth
   10/28/42                                          2005                                  Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          CLASS II - NUV     180                as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                 CLASS I - NMI                         Management, President and CEO, Banc One
                                                                                           Investment Advisors Corporation, and
                                                                                           President, One Group Mutual Funds; prior
                                                                                           thereto, Executive Vice President, Banc
                                                                                           One Corporation and Chairman and CEO,
                                                                                           Banc One Investment Management Group;
                                                                                           Member, Board of Regents, Luther
                                                                                           College; member of the Wisconsin Bar
                                                                                           Association; member of Board of
                                                                                           Directors, Friends of Boerner Botanical
                                                                                           Gardens; member of Board of Directors,
                                                                                           Milwaukee Repertory Theater.

[] WILLIAM J. SCHNEIDER                                                                    Chairman of Miller-Valentine Partners
   9/24/44                                           1997                                  Ltd., a real estate investment company,
   333 W. Wacker Drive         Board member          CLASS III - NUV    182                formerly, Senior Partner and Chief
   Chicago, IL 60606                                 CLASS II - NMI                        Operating Officer (retired, 2004);
                                                                                           Director, Dayton Development Coalition;
                                                                                           formerly, Member, Business Advisory
                                                                                           Council, Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                     Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                                  Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I - NUV      182                thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                 CLASS III - NMI                       Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                         Director, Chicago Board Options Exchange
   6/28/47                                           2007                                  (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I - NUV      182                Association Oversight Board (since
   Chicago, IL 60606                                 CLASS III - NMI                       2005); Commissioner, New York State
                                                                                           Commission on Public Authority Reform
                                                                                           (since 2005); formerly Director, New
                                                                                           York State Division of the Budget
                                                                                           (2000-2004), Chair, Public Authorities
                                                                                           Control Board (2000-2004) and Director,
                                                                                           Local Government Assistance Corporation
                                                                                           (2000-2004).


                                       49

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                    Managing Director (since 2002),
   9/9/56                      Chief                                                       Assistant Secretary and Associate
   333 W. Wacker Drive         Administrative        1988               182                General Counsel, formerly, Vice
   Chicago, IL 60606           Officer                                                     President and Assistant General Counsel,
                                                                                           of Nuveen Investments, LLC; Managing
                                                                                           Director (since 2002), Associate General
                                                                                           Counsel and Assistant Secretary, of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           and Assistant Secretary of NWQ
                                                                                           Investment Management Company, LLC.
                                                                                           (since 2002), Nuveen Investments
                                                                                           Advisers Inc. (since 2002), Symphony
                                                                                           Asset Management LLC, and NWQ Investment
                                                                                           Management Company, LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, and
                                                                                           Santa Barbara Asset Management, LLC
                                                                                           (since 2006); Nuveen HydePark Group LLC
                                                                                           and Richards & Tierney, Inc. (since
                                                                                           2007); Managing Director, Associate
                                                                                           General Counsel and Assistant Secretary
                                                                                           of Rittenhouse Asset Management, Inc.
                                                                                           (since 2003); Managing Director (since
                                                                                           2004) and Assistant Secretary (since
                                                                                           1994) of Nuveen Investments, Inc.,
                                                                                           Assistant Secretary (since 2003) of
                                                                                           Symphony Asset Management LLC.

[] WILLIAMS ADAMS IV                                                                       Executive Vice President, U.S.
   6/9/55                                                                                  Structured Products of Nuveen
   333 West Wacker Drive       Vice President        2007               120                Investments, LLC, (since 1999), prior
   Chicago, IL 60606                                                                       thereto, Managing Director of Structured
                                                                                           Investments.

[] JULIA L. ANTONATOS                                                                      Managing Director (since 2005), formerly
   9/22/63                                                                                 Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004               182                Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                       Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                   Managing Director, (since 2004)
   1/11/62                                                                                 previously, Vice President (1993-2004)
   333 W. Wacker Drive         Vice President        2007               120                of Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                     Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                              Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000               182
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                       Vice President and Treasurer of Nuveen
   11/28/67                                                                                Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999               182                Inc.; Vice President and Treasurer of
   Chicago, IL 60606                                                                       Nuveen Asset Management (since 2002),
                                                                                           Nuveen Investments Advisers Inc. (since
                                                                                           2002); NWQ Investment Management
                                                                                           Company, LLC. (since 2002); Rittenhouse
                                                                                           Asset Management, Inc. (since 2003),
                                                                                           Tradewinds NWQ Global Investors, LLC
                                                                                           (since 2006), Santa Barbara Asset
                                                                                           Management, LLC (since 2006) and Nuveen
                                                                                           HydePark Group, LLC and Richards
                                                                                           &Tierney, Inc. (since 2007); Treasurer
                                                                                           of Symphony Asset Management LLC (since
                                                                                           2003); formerly, Vice President and
                                                                                           Treasurer (1999-2004) of Nuveen Advisory
                                                                                           Corp. and Nuveen Institutional Advisory
                                                                                           Corp.(3), Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                       Managing Director (since 2004),
   10/24/45                                                                                formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1998               182                Investments, LLC, Managing Director
   Chicago, IL 60606                                                                       (2004) formerly, Vice President
                                                                                           (1998-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2005) of Nuveen
                                                                                           Asset Management.

[] WILLIAM M. FITZGERALD                                                                   Managing Director (since 2002),
   3/2/64                                                                                  formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1995               182                Investments, LLC; Managing Director
   Chicago, IL 60606                                                                       (1997-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2001) of Nuveen
                                                                                           Asset Management; Vice President (since
                                                                                           2002) of Nuveen Investments Advisers
                                                                                           Inc.; Chartered Financial Analyst.


                                       50

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                          Vice President (since 1993) and Funds
   5/31/54                     Vice President                                              Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998               182                Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                       President and Funds Controller
                                                                                           (1998-2004) of Nuveen Investments, Inc.;
                                                                                           Certified Public Accountant.

[] WALTER M. KELLY                                                                         Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                            Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003               182                General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                              Investments, LLC; Assistant Vice
                                                                                           President and Assistant Secretary of the
                                                                                           Nuveen Funds (2003-2006); previously,
                                                                                           Associate (2001-2003) at the law firm of
                                                                                           Vedder, Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                           Vice President (since 2000) of Nuveen
   3/22/63                                                                                 Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000               182                Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                           Vice President of Nuveen Investments, LLC
   8/27/61                                                                                 (since 1999).
   333 W. Wacker Drive         Vice President        2002               182
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                         Vice President, Assistant Secretary and
   7/27/51                     Vice President                                              Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988               182                Investments, LLC; formerly, Vice
   Chicago, IL 60606           Secretary                                                   President and Assistant Secretary of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3); Vice
                                                                                           President (since 2005) and Assistant
                                                                                           Secretary of Nuveen Investments, Inc.;
                                                                                           Vice President (since 2005) and
                                                                                           Assistant Secretary (since 1997) of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           (since 2000), Assistant Secretary and
                                                                                           Assistant General Counsel (since 1998)
                                                                                           of Rittenhouse Asset Management, Inc.;
                                                                                           Vice President and Assistant Secretary
                                                                                           of Nuveen Investments Advisers Inc.
                                                                                           (since 2002); NWQ Investment Management
                                                                                           Company, LLC (since 2002), Symphony
                                                                                           Asset Management LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, Santa
                                                                                           Barbara Asset Management LLC (since
                                                                                           2006) and of Nuveen HydePark Group, LLC
                                                                                           and Richards &Tierney, Inc. (since
                                                                                           2007).

[] KEVIN J. MCCARTHY                                                                       Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                              (since 2007); Vice President, and
   333 W. Wacker Drive         and Secretary         2007               182                Assistant Secretary, Nuveen Asset
   Chicago, IL 60606                                                                       Management, Rittenhouse Asset
                                                                                           Management, Inc., Nuveen Investment
                                                                                           Advisers Inc., Nuveen Investment
                                                                                           Institutional Services Group LLC, NWQ
                                                                                           Investment Management Company, LLC,
                                                                                           Tradewinds Global Investors LLC,
                                                                                           NWQHoldings, LLC, Symphony Asset
                                                                                           Management LLC, Santa Barbara Asset
                                                                                           Management LLC, Nuveen HydePark Group,
                                                                                           LLC and Richards &Tierney, Inc. (since
                                                                                           2007); Vice President and Assistant
                                                                                           General Counsel, Nuveen Investments,
                                                                                           Inc. (since 2007). prior thereto,
                                                                                           Partner, Bell, Boyd & Lloyd LLP
                                                                                           (1997-2007).

[] JOHN V. MILLER                                                                          Managing Director (since 2007),
   4/10/67                                                                                 formerly, Vice President (2002-2007) of
   333 W. Wacker Drive         Vice President        2007               182                Nuveen Investments, LLC; Chartered
   Chicago, IL 60606                                                                       Financial Analyst.

[] JAMES F. RUANE                                                                          Vice President, Nuveen Investments since
   7/3/62                      Vice President                                              2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007               182                Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                   senior tax manager (since 2002);
                                                                                           Certified Public Accountant.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2) Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
       APPROVAL PROCESS

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I.   APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B.   THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C.   FEES, EXPENSES AND PROFITABILITY

1.   FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3.   PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E.   INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.   OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II.  APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A.   NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B.   PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C.   FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D.   ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E.   INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)

F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.

G.   CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Reinvest Automatically
 EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NOTES

NOTES

NOTES

NOTES

Glossary of
TERMS USED in this REPORT


[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] MODIFIED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Modified duration is a formula that expresses the measurable change in the value of a security in response to a change in interest rates.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's NAV per share is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGES

In May 2007, the Funds' Board of Directors voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.



BOARD OF DIRECTORS
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:     WWW.NUVEEN.COM/ETF

                                      SHARE PRICES
                                      FUND DETAILS
                                      DAILY FINANCIAL NEWS
                                      INVESTOR EDUCATION
                                      INTERACTIVE PLANNING TOOLS

                                                                     EAN-A-1007D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                       Nuveen Municipal Income Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                            $ 8,701                     $ 0                  $ 500            $ 0
-------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                      0%                     0%             0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------
October 31, 2006                            $ 8,250                     $ 0                  $ 400            $ 0
-------------------------------------------------------------------------------------------------------------------------
Percentage approved                              0%                      0%                     0%             0%
pursuant to
pre-approval
exception
-------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
----------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 0                     $ 0                    $ 0
----------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------
October 31, 2006                              $ 0                     $ 0                    $ 0
----------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                     TOTAL NON-AUDIT FEES       TOTAL NON-AUDIT
                                                                      BILLED TO ADVISER AND      FEES BILLED TO
                                                                     AFFILIATED FUND SERVICE       ADVISER AND
                                                                      PROVIDERS (ENGAGEMENTS    AFFILIATED FUND
                                                     TOTAL           RELATED DIRECTLY TO THE    SERVICE PROVIDERS
                                                NON-AUDIT FEES      OPERATIONS AND FINANCIAL       (ALL OTHER
                                                BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)    TOTAL
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                                     $ 500                     $ 0                    $ 0          $ 500
October 31, 2006                                     $ 400                     $ 0                    $ 0          $ 400

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors or Trustees effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME              FUND
JOHN V. MILLER    Nuveen Municipal Income Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:


                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                ACCOUNTS    ASSETS
--------------------------------------------------------------------------------
John V. Miller     Registered Investment Company      3           $5.673 billion
                   Other Pooled Investment Vehicles   1           $39 million
                   Other Accounts                     8           $1.3 million

* Assets are as of October 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of November 30, 2007, the S&P/Investortools Municipal Bond Index was comprised of 52,116 securities with an aggregate current market value of $1,034 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                            DOLLAR RANGE OF
                                                                                            EQUITY SECURITIES
                                                                          DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                          EQUITY            IN THE REMAINDER OF
                                                                          SECURITIES        NUVEEN FUNDS MANAGED
                                                                          BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                           OWNED IN FUND     INVESTMENT TEAM
----------------------------------------------------------------------------------------------------------------
John V. Miller             Nuveen Municipal Income Fund, Inc.             $0                $10,001-$50,000

PORTFOLIO MANAGER BIO:

John V. Miller, CFA, joined Nuveen's investment management team as a credit analyst in 1996, with three prior years of experience in the municipal market with C.W. Henderson & Assoc., a municipal bond manager for private accounts. He has a BA in Economics and Political Science from Duke University, and an MA in Economics from Northwestern University and an MBA with honors in Finance from the University of Chicago. He has been responsible for analysis of high yield credits in the utility, solid waste and energy related sectors. He is currently a Vice President of Nuveen (since 2002). He manages investments for four Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Income Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.